UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05570

Nuveen Premium Income Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2011

Nuveen Premium Income Municipal Fund, Inc.
NPI

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

October

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage and Other Information	9
Common Share Dividend and Share Price Information	13
Performance Overviews	14
Shareholder Meeting Report	17
Report of Independent Registered Public Accounting Firm	20
Portfolios of Investments	21
Statement of Assets and Liabilities	68
Statement of Operations	69
Statement of Changes in Net Assets	70
Statement of Cash Flows	71
Financial Highlights	72
Notes to Financial Statements	78
Annual Investment Management Agreement Approval Process	89
Board Members & Officers	97
Reinvest Automatically, Easily and Conveniently	102
Glossary of Terms Used in this Report	104
Other Useful Information	107

Chairman’s
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the
Board December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Portfolio managers Paul Brennan and Chris Drahn discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these three national Funds. With 20 years of investment experience, including 14 years at Nuveen, Paul has managed NPI and NPM since 2006. Chris, who has 31 years of financial industry experience, assumed portfolio management responsibility for NPT from Paul in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was due partly to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6% over the preceding twelve months, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices ended this period generally unchanged versus the beginning of this reporting period, masking a sell-off that commenced in the fourth quarter of 2010, as the result of investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. As a result, money flowed out of municipal mutual funds, yields rose and valuations declined.

During the second half of this reporting period (i.e., May-October 2011), municipal bond prices generally rallied as yields declined across the municipal curve. The decline in yields was due in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended October 31, 2011, municipal bond issuance nationwide totaled $320.2 billion, a decrease of 23% compared with the issuance of the twelve-month period ended October 31, 2010. During the majority of this period, demand for municipal bonds remained very strong.

What key strategies were used to manage these Funds during this reporting period?

In an environment characterized by tighter municipal supply and relatively lower yields, we continued to take a bottom-up approach to discovering sectors and individual credits that we believed were undervalued and that had potential to perform well over the long term. During this period, all three of these Funds found value in the health care sector, where we added to our holdings at attractive prices; essential services such as water and sewer bonds; and tax-supported credits. In NPT, these tax-supported bonds included a general obligation (GO) issue for the city of Philadelphia, local school districts in California and Kansas, as well as Puerto Rican sales tax bonds. In general, the Funds focused on purchasing longer bonds in order to take advantage of more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also helped maintain for the Funds’ duration (price sensitivity to interest rate movements) and yield curve positioning.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In NPI and NPM, we also sold some bonds with short maturities or short call dates in advance of their maturity or call dates to take advantage of attractive

6	Nuveen Investments

purchase candidates as they became available in the market. Selling in NPT was relatively limited.

As of October 31, 2011, all three of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/11

Fund	1-Year	5-Year	10-Year
NPI	4.18%	4.18%	5.20%
NPM	4.74%	4.77%	5.65%
NPT	5.13%	4.93%	5.18%

Standard & Poor’s (S&P) National Municipal Bond Index*	3.75%	4.48%	4.95%
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average*	4.80%	4.20%	5.59%

For the twelve months ended October 31, 2011, the total returns on common share net asset value (NAV) for all three of these Nuveen Funds exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index. For this same period, NPT outperformed the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average, NPM performed in line with this Lipper average and NPI lagged the Lipper return.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important positive factor affecting the Funds’ performance over this period. The impact of leverage is discussed in more detail later in this report.

During this period, municipal bonds with intermediate and longer maturities tended to outperform the short maturity categories, with credits having maturities of seven years and longer generally outpacing the market. Among these Funds, NPT was the most advantageously situated in terms of duration and yield curve positioning, with an overweighting in some of the longer parts of the yield curve that performed well and an underweighting in the underperforming short end of the curve. In NPI and NPM, duration and yield curve positioning was generally a neutral factor.

Credit exposure also played a role in performance, as bonds rated A and AA typically outperformed the other credit quality categories. On the whole, bonds with higher levels of credit risk were not favored by the market during this period. The performance of the BBB category, in particular, was dragged down by poor returns in the tobacco bond sector. All of these Funds benefited from their heavier weightings in the A and AA sectors, which made up more than 55% of their portfolios.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

Holdings that generally made positive contributions to the Funds’ returns during this period included housing, water and sewer and health care credits. General obligation and other tax-supported bonds also generally outpaced the municipal market return for the twelve months. All three of these Funds, particularly NPT, had good exposure to the health care sector, which added to their performance. However, they tended to be somewhat underweighted in general obligation bonds, which limited their participation in the performance of this sector. On the whole, some of the best performing bonds in the Funds’ portfolios for this period were those purchased during the earlier part of this period before the market rallied, when yields were relatively higher and prices attractive.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Although their allocations of pre-refunded bonds fell over the past twelve months, these three Funds continued to hold between 6% and 10% of their portfolios in pre-refunded bonds, which detracted from the Funds’ performance.

8	Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Nuveen Investments	9

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NPI and NPM) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 33 of the funds that received demand letters (including NPI and NPM) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint with prejudice.

As of October 31, 2011, each of the Funds has redeemed all of their outstanding APRS at liquidation value.

10	Nuveen Investments

As of October 31, 2011, the Funds have issued and outstanding VMTP Shares and VRDP Shares as shown in the accompanying tables.

VMTP Shares

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NPI	2014	$402,400,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NPM	$489,500,000
NPT	$262,200,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on VMTP Shares and VRDP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters
During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Nuveen Investments	11

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

12	Nuveen Investments

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended October 31, 2011, NPM had two monthly dividend increases, while the monthly dividends of NPI and NPT remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of NPM received a net ordinary income distribution of $0.0050 per share in December 2010.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all three of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2011, and since the inception of the Funds’ repurchase programs, NPM has cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NPI and NPT have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NPM	422,900	0.6%

During the twelve-month reporting period, NPM did not repurchase any of its outstanding common shares.

As of October 31, 2011, the Funds’ common share prices were trading at (-)discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/11 (-)Discount	12-Month Average (-)Discount
NPI	(-)3.76%	(-)3.47%
NPM	(-)2.99%	(-)4.68%
NPT	(-)2.37%	(-)3.34%

Nuveen Investments	13

NPI	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund, Inc.

as of October 31, 2011

Fund Snapshot
Common Share Price	$13.56
Common Share
Net Asset Value (NAV)	$14.09
Premium/(Discount) to NAV	-3.76%
Market Yield	6.77%
Taxable-Equivalent Yield1	9.40%
Net Assets Applicable to
Common Shares ($000)	$900,461

Leverage
Structural Leverage	30.89%
Effective Leverage	38.65%

Average Annual Total Return
(Inception 7/18/88)
	On Share Price	On NAV
1-Year	1.37%	4.18%
5-Year	5.39%	4.18%
10-Year	5.85%	5.20%

States3
(as a % of total investments)
California	14.4%
Texas	10.1%
New York	9.1%
Illinois	8.0%
New Jersey	4.8%
Florida	4.6%
Pennsylvania	4.1%
Louisiana	3.2%
Alabama	3.1%
Minnesota	3.1%
South Carolina	3.1%
Massachusetts	3.1%
Washington	2.6%
Wisconsin	2.5%
Michigan	2.4%
Nevada	1.9%
Other	19.9%

Portfolio Composition3
(as a % of total investments)
Health Care	17.3%
Tax Obligation/Limited	16.9%
Transportation	13.9%
Tax Obligation/General	13.5%
U.S. Guaranteed	13.4%
Water and Sewer	6.7%
Utilities	5.6%
Other	12.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

14	Nuveen Investments

NPM	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 2, Inc.

as of October 31, 2011

Fund Snapshot
Common Share Price	$14.27
Common Share
Net Asset Value (NAV)	$14.71
Premium/(Discount) to NAV	-2.99%
Market Yield	6.69%
Taxable-Equivalent Yield1	9.29%
Net Assets Applicable to
Common Shares ($000)	$1,039,723

Leverage
Structural Leverage	32.01%
Effective Leverage	38.47%

Average Annual Total Return
(Inception 7/23/92)
	On Share Price	On NAV
1-Year	4.95%	4.74%
5-Year	6.51%	4.77%
10-Year	6.38%	5.65%

States4
(as a % of total investments)
Florida2	26.6%
California	8.8%
Illinois	8.4%
Texas	5.5%
New York	4.7%
Washington	4.5%
Nevada	4.0%
Massachusetts	3.7%
South Carolina	3.6%
New Jersey	3.6%
Louisiana	3.3%
Michigan	3.2%
Alabama	2.1%
Other	18.0%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	22.7%
Health Care	16.5%
Tax Obligation/General	14.9%
U.S. Guaranteed	12.5%
Transportation	10.0%
Water and Sewer	6.4%
Other	17.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
As noted in previous shareholder reports percentage includes assets acquired in the Reorganization of Nuveen Florida Investment Quality Municipal Fund (NQF) and Nuveen Florida Quality Income Municipal Fund (NUF).

3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.
5	The Fund paid shareholders an ordinary income distribution in December 2010 of $0.0050.

Nuveen Investments	15

NPT	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Fund 4, Inc.

as of October 31, 2011

Fund Snapshot
Common Share Price	$12.76
Common Share
Net Asset Value (NAV)	$13.07
Premium/(Discount) to NAV	-2.37%
Market Yield	6.68%
Taxable-Equivalent Yield1	9.28%
Net Assets Applicable to
Common Shares ($000)	$565,529

Leverage
Structural Leverage	31.68%
Effective Leverage	37.86%

Average Annual Total Return
(Inception 2/19/93)
	On Share Price	On NAV
1-Year	2.63%	5.13%
5-Year	6.20%	4.93%
10-Year	5.62%	5.18%

States3
(as a % of total investments)
California	14.9%
Illinois	12.1%
Texas	11.9%
Florida	4.7%
Michigan	3.9%
Louisiana	3.2%
Alabama	3.2%
Ohio	3.1%
Colorado	3.0%
Indiana	2.7%
New Jersey	2.6%
New York	2.5%
Georgia	2.5%
South Carolina	2.5%
Wisconsin	2.4%
Pennsylvania	2.2%
Puerto Rico	2.1%
Washington	2.0%
Other	18.5%

Portfolio Composition3
(as a % of total investments)
Health Care	22.9%
Tax Obligation/Limited	16.7%
U.S. Guaranteed	13.2%
Tax Obligation/General	13.2%
Transportation	7.5%
Utilities	6.7%
Water and Sewer	6.3%
Other	13.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NPI	Shareholder Meeting Report
NPM
NPT
The annual meeting of shareholders was held on July 25, 2011, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 31, 2011.

	NPI		NPM		NPT
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	38,235,826	—	42,378,947	—	26,756,084	—
Withhold	1,443,646	—	1,367,329	—	763,700	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
Robert P. Bremner
For	38,236,773	—	42,366,212	—	26,757,569	—
Withhold	1,442,699	—	1,380,064	—	762,215	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
Jack B. Evans
For	38,244,919	—	42,395,413	—	26,742,926	—
Withhold	1,434,553	—	1,350,863	—	776,858	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
William C. Hunter
For	—	4,024	—	3,740	—	2,272
Withhold	—	—	—	300	—	—
Total	—	4,024	—	4,040	—	2,272
David J. Kundert
For	38,237,419	—	42,367,726	—	26,752,863	—
Withhold	1,442,053	—	1,378,550	—	766,921	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
William J. Schneider
For	—	4,024	—	3,740	—	2,272
Withhold	—	—	—	300	—	—
Total	—	4,024	—	4,040	—	2,272
Judith M. Stockdale
For	38,207,519	—	42,335,539	—	26,751,304	—
Withhold	1,471,953	—	1,410,737	—	768,480	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
Carole E. Stone
For	38,227,748	—	42,330,585	—	26,759,481	—
Withhold	1,451,724	—	1,415,691	—	760,303	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
Virginia L. Stringer
For	38,212,207	—	42,331,060	—	26,772,101	—
Withhold	1,467,265	—	1,415,216	—	747,683	—
Total	39,679,472	—	43,746,276	—	27,519,784	—
Terence J. Toth
For	38,265,664	—	42,378,212	—	26,755,135	—
Withhold	1,413,808	—	1,368,064	—	764,649	—
Total	39,679,472	—	43,746,276	—	27,519,784	—

Nuveen Investments	17

NPI	Shareholder Meeting Report (continued)
NPM
NPT

	NPI		NPM		NPT
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	29,180,533	4,024	30,638,056	4,040	19,885,284	2,272
Against	1,914,591	—	1,965,156	—	1,215,633	—
Abstain	994,827	—	1,017,103	—	730,858	—
Broker Non-Votes	7,589,521	—	10,125,961	—	5,688,009	—
Total	39,679,472	4,024	43,746,276	4,040	27,519,784	2,272
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	29,034,265	4,024	30,606,336	4,040	19,747,215	2,272
Against	2,042,642	—	2,006,594	—	1,320,846	—
Abstain	1,013,044	—	1,007,384	—	763,715	—
Broker Non-Votes	7,589,521	—	10,125,962	—	5,688,008	—
Total	39,679,472	4,024	43,746,276	4,040	27,519,784	2,272
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	29,106,754	4,024	—	—	—	—
Against	1,993,227	—	—	—	—	—
Abstain	989,971	—	—	—	—	—
Broker Non-Votes	7,589,520	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	29,256,977	4,024	—	—	—	—
Against	1,870,945	—	—	—	—	—
Abstain	962,027	—	—	—	—	—
Broker Non-Votes	7,589,523	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—

18	Nuveen Investments

	NPI		NPM		NPT
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policy relating to investing in other investment companies.
For	29,150,431	4,024	—	—	—	—
Against	1,971,081	—	—	—	—	—
Abstain	968,436	—	—	—	—	—
Broker Non-Votes	7,589,524	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	28,880,264	4,024	—	—	—	—
Against	2,246,752	—	—	—	—	—
Abstain	962,024	—	—	—	—	—
Broker Non-Votes	7,590,432	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—
To approve the elimination of the fundamental policy relating to commodities.
For	29,022,722	4,024	—	—	—	—
Against	2,089,870	—	—	—	—	—
Abstain	977,357	—	—	—	—	—
Broker Non-Votes	7,589,523	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—
To approve the new fundamental policy relating to commodities.
For	28,914,482	4,024	—	—	—	—
Against	2,198,506	—	—	—	—	—
Abstain	976,960	—	—	—	—	—
Broker Non-Votes	7,589,524	—	—	—	—	—
Total	39,679,472	4,024	—	—	—	—

Nuveen Investments	19

Report of Independent
Registered Public Accounting Firm

The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. (the “Funds”) as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2011

20	Nuveen Investments

Nuveen Premium Income Municipal Fund, Inc.
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.8% (3.1% of Total Investments)
$4,050	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000, 6.125%, 12/01/16	12/11 at 101.00	A1	$4,101,921
	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2:
1,435	5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	1,462,136
4,000	5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	4,068,440
6,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006D, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	6,102,660
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
6,000	5.250%, 11/15/20	11/15 at 100.00	Baa2	5,995,560
1,300	5.000%, 11/15/30	11/15 at 100.00	Baa2	1,124,422
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	11,553,600
2,890	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,853,153
5,020	DCH Health Care Authority, Alabama, Healthcare Facilities Revenue Bonds, Series 2002, 5.250%, 6/01/18	6/12 at 101.00	A	5,110,059
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,133,170
43,695	Total Alabama			43,505,121
	Alaska – 1.3% (0.9% of Total Investments)
	Anchorage, Alaska, General Obligation Refunding Bonds, Series 2003A:
2,000	5.250%, 9/01/17 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,175,880
2,035	5.250%, 9/01/18 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA (4)	2,213,958
10,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	7,510,335
14,535	Total Alaska			11,900,173
	Arizona – 2.1% (1.4% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
500	5.250%, 12/01/24	12/15 at 100.00	BBB	491,580
660	5.250%, 12/01/25	12/15 at 100.00	BBB	637,606
9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	9,956,293
4,100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	3,718,577
4,130	University of Arizona, Certificates of Participation, Series 2002B, 5.125%, 6/01/18 – AMBAC Insured	6/12 at 100.00	AA–	4,218,754
19,110	Total Arizona			19,022,810
	Arkansas – 0.2% (0.1% of Total Investments)
2,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	2,030,440
	California – 22.3% (14.4% of Total Investments)
9,200	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	5,741,628
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,736,800
4,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,155,960
5,400	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	5,577,930

Nuveen Investments	21

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,500	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	$1,518,690
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
3,730	5.000%, 3/01/28	3/13 at 100.00	A	3,730,000
7,000	5.000%, 3/01/33	3/13 at 100.00	A	6,860,070
5,425	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	5,895,239
8,560	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	8,583,026
8,570	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	8,394,486
4,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	4,465,263
3,015	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,970,499
9,355	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2	9,874,764
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	1,077,630
	California State, General Obligation Bonds, Series 2004:
1,160	5.125%, 2/01/25	2/14 at 100.00	A1	1,210,750
10,000	5.125%, 2/01/26	2/14 at 100.00	A1	10,406,500
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,640	5.250%, 7/01/30	7/15 at 100.00	BBB	1,457,337
4,730	5.000%, 7/01/39	7/15 at 100.00	BBB	3,816,306
5,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	5,071,600
7,130	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.584%, 5/15/14 (IF)	No Opt. Call	AA–	8,507,587
3,130	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	3,491,891
905	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	1,016,025
3,575	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric	6/14 at 102.00	A	3,769,266
	Company, Series 1996A, 5.300%, 7/01/21
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	2,170,573
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,200	5.000%, 6/01/33	6/17 at 100.00	BB+	5,087,376
2,000	5.750%, 6/01/47	6/17 at 100.00	BB+	1,446,960
3,000	5.125%, 6/01/47	6/17 at 100.00	BB+	1,953,600
5,000	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	2,542,350
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	15,793,500
650	Martinez, California, Home Mortgage Revenue Bonds, Series 1983A, 10.750%, 2/01/16 (ETM)	No Opt. Call	Aaa	793,254
15,810	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	Aaa	21,006,905
5,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	5,695,950
2,000	Redwood City School District, San Mateo County, California, General Obligation Bonds, Series 2002, 5.000%, 7/15/27 – FGIC Insured	7/12 at 100.00	A+	2,012,340
2,570	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/22 (Pre-refunded 8/15/13) – NPFG Insured	8/13 at 100.00	A1 (4)	2,780,072

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,130	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/22 – NPFG Insured	No Opt. Call	A+	$1,191,811
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
400	5.000%, 9/01/21	9/15 at 102.00	Baa3	392,368
445	5.000%, 9/01/23	9/15 at 102.00	Baa3	422,830
3,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	3,556,560
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
10,450	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	2,089,687
7,150	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	1,284,355
50,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	7,728,336
24,025	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	Baa1	3,104,270
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.500%, 12/01/24	No Opt. Call	A	1,092,420
1,000	6.625%, 12/01/25	No Opt. Call	A	1,092,040
1,325	6.750%, 12/01/26	No Opt. Call	A	1,449,656
282,220	Total California			201,016,460
	Colorado – 1.8% (1.2% of Total Investments)
2,500	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	12/14 at 100.00	AA+	2,745,350
690	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/20 – SYNCORA GTY Insured	9/15 at 100.00	A	717,455
2,125	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	2,028,015
1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,004,310
800	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	803,768
275	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative Minimum Tax)	4/12 at 105.00	AA	282,783
3,220	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	3,437,028
20,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	4,943,575
250	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	254,723
31,360	Total Colorado			16,217,007
	Connecticut – 0.5% (0.3% of Total Investments)
1,930	Connecticut, General Obligation Bonds, Series 2001C, 5.500%, 12/15/16	No Opt. Call	AA	2,321,057
2,310	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1	2,384,451
4,240	Total Connecticut			4,705,508
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	1,039,710
	District of Columbia – 2.4% (1.5% of Total Investments)
3,960	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	AA+	3,965,148
9,505	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa2	11,580,132
2,130	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	2,181,631

Nuveen Investments	23

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.592%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	$3,415,840
18,930	Total District of Columbia			21,142,751
	Florida – 7.2% (4.6% of Total Investments)
2,875	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	2,893,314
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,119,780
8,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.375%, 10/01/16 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A+	8,467,040
5,400	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	4,831,110
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	No Opt. Call	Aa2	8,400,320
19,750	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2006, 4.500%, 7/01/33 – AMBAC Insured	7/16 at 100.00	A	19,228,600
7,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2	7,477,317
6,910	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	6,904,057
1,785	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,853,330
2,375	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	Aa3	2,472,161
64,570	Total Florida			64,647,029
	Georgia – 1.7% (1.1% of Total Investments)
2,625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/24 – NPFG Insured	5/14 at 100.00	Aa3	2,802,923
6,025	Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding Certificates, Series 2003, 5.250%, 1/01/20 – AGM Insured	1/14 at 100.00	AA+	6,320,647
5,010	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	5,903,584
13,660	Total Georgia			15,027,154
	Hawaii – 1.2% (0.8% of Total Investments)
10,000	Hawaii, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/21 – NPFG Insured	9/13 at 100.00	AA	10,749,500
	Idaho – 0.3% (0.2% of Total Investments)
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
2,185	5.250%, 9/01/30	9/16 at 100.00	BB+	1,881,023
600	5.250%, 9/01/37	9/16 at 100.00	BB+	495,978
2,785	Total Idaho			2,377,001
	Illinois – 11.8% (7.6% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
8,890	0.000%, 12/01/16 – FGIC Insured	No Opt. Call	AA–	7,637,755
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	6,906,800
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	AA–	5,135,707
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	AA–	9,663,900
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	AA–	5,487,300
2,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA	2,270,312
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	13,759,612

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,810	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds, Illinois Power Company, Series 1994A, 5.700%, 2/01/24 – NPFG Insured	2/12 at 100.00	Baa1	$8,816,519
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,050	5.250%, 11/15/22	5/14 at 100.00	A	1,066,989
3,000	5.250%, 11/15/23	5/14 at 100.00	A	3,035,640
985	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	848,262
2,880	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,201,869
1,225	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	1,259,410
10,230	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/12 at 100.00	BBB	9,831,746
1,000	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30	1/16 at 100.00	B–	703,020
10,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	10,230,100
6,450	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured	No Opt. Call	A2	5,801,259
3,590	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/15 – FGIC Insured (ETM)	No Opt. Call	A2 (4)	3,433,045
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	4,101,090
3,000	Upper Illinois River Valley Development Authority, Healthcare Facilities Revenue Bonds, Morris Hospital, Series 2001, 6.625%, 12/01/31	12/11 at 101.00	BBB+	3,031,680
124,750	Total Illinois			106,222,015
	Indiana – 1.4% (0.9% of Total Investments)
2,005	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 8/01/22 – AGM Insured	8/14 at 100.00	Aaa	2,176,047
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	2,522,600
7,965	Wawasee Community School Corporation, Indiana, First Mortgage Bonds, New Elementary and Remodeling Building Corporation, Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)	1/12 at 101.00	AA+ (4)	8,133,062
12,470	Total Indiana			12,831,709
	Iowa – 1.3% (0.8% of Total Investments)
2,520	Iowa Finance Authority, Industrial Remarketed Revenue Refunding Bonds, Urbandale Hotel Corporation, Series 1989A, 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	3,001,093
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
10,000	5.500%, 6/01/42	6/15 at 100.00	BBB	7,245,400
2,000	5.625%, 6/01/46	6/15 at 100.00	BBB	1,434,920
14,520	Total Iowa			11,681,413
	Kansas – 0.7% (0.5% of Total Investments)
6,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/21 (UB)	3/14 at 100.00	AAA	6,508,500
	Kentucky – 2.0% (1.3% of Total Investments)
3,800	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	4,005,200
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	Aa3	9,730,333
	Marshall County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,210	5.000%, 6/01/19 – AMBAC Insured	6/14 at 100.00	Aa3	1,306,594
1,270	5.000%, 6/01/20 – AMBAC Insured	6/14 at 100.00	Aa3	1,364,044
1,335	5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,433,857
16,810	Total Kentucky			17,840,028

Nuveen Investments	25

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 5.0% (3.2% of Total Investments)
$2,915	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 12/01/19 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	A+ (4)	$3,070,982
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
315	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	353,676
2,860	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	3,211,151
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	1,993,740
5,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,566,086
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	4,655,341
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,200	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,276,260
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,338,335
2,500	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	2,657,775
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
930	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	945,243
10,105	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,982,932
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
350	5.500%, 5/15/30	11/11 at 101.00	A1	350,452
8,785	5.875%, 5/15/39	11/11 at 101.00	A–	8,790,798
44,275	Total Louisiana			45,192,771
	Maryland – 1.2% (0.8% of Total Investments)
2,200	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	2,019,182
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	471,470
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33	No Opt. Call	BBB–	2,008,560
3,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	Baa1	3,445,517
2,995	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	2,997,875
11,090	Total Maryland			10,942,604
	Massachusetts – 4.7% (3.1% of Total Investments)
2,025	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,031,662
395	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	395,032
2,825	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)	12/11 at 100.00	A–	2,826,469
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	723,128
3,820	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,186,529
13,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2006, 4.375%, 8/01/36 (UB)	8/16 at 100.00	AAA	13,261,950
5,960	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.250%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA+	6,645,817
5,535	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	5,559,852

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	$6,841,236
40,960	Total Massachusetts			42,471,675
	Michigan – 3.6% (2.4% of Total Investments)
	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,565	5.250%, 4/01/22 – SYNCORA GTY Insured	4/13 at 100.00	BB	2,996,525
1,275	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	BB	1,059,168
3,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	2,802,570
2,750	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	3,032,618
10,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	10,307,400
1,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	No Opt. Call	Aa3	1,072,480
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
725	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	854,695
3,275	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	3,329,955
850	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	776,722
6,390	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2	6,473,262
32,830	Total Michigan			32,705,395
	Minnesota – 4.8% (3.1% of Total Investments)
13,650	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	14,062,776
2,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,214,240
	Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
1,000	6.150%, 8/20/31	2/12 at 105.00	Aaa	1,050,950
2,000	6.200%, 2/20/43	2/12 at 105.00	Aaa	2,101,720
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,176,010
90	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A, 5.750%, 11/15/26 – NPFG Insured	1/12 at 100.00	A	90,074
1,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/24	10/14 at 100.00	A3	1,572,780
1,545	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	1,552,076
14,625	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	17,546,051
39,410	Total Minnesota			43,366,677
	Mississippi – 0.8% (0.5% of Total Investments)
6,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	7,084,000
	Missouri – 0.7% (0.4% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	N/R	1,996,440
500	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	506,275

Nuveen Investments	27

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
$1,565	6.000%, 6/01/20	No Opt. Call	A	$1,739,028
1,660	5.000%, 6/01/35	6/15 at 100.00	A	1,669,927
5,725	Total Missouri			5,911,670
	Nebraska – 0.3% (0.2% of Total Investments)
1,620	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.838%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	2,543,708
	Nevada – 2.9% (1.9% of Total Investments)
10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	10,751,552
8,800	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	9,447,856
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
6,425	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	N/R	538,415
10,600	5.375%, 1/01/40 – AMBAC Insured (6)	1/12 at 100.00	N/R	2,438,000
2,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	3,095,523
38,935	Total Nevada			26,271,346
	New Hampshire – 0.0% (0.0% of Total Investments)
370	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Revenue Bonds, Series 1996B, 6.400%, 1/01/27 (Alternative Minimum Tax)	1/12 at 100.00	Aa3	370,429
	New Jersey – 7.4% (4.8% of Total Investments)
10,150	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Bonds, Port District Project, Series 1999B, 5.625%, 1/01/26 – AGM Insured	1/12 at 100.00	AA+	10,163,906
360	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.000%, 1/01/15	No Opt. Call	B3	220,057
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
3,655	5.250%, 9/01/24	9/15 at 100.00	A+	3,908,401
2,000	5.250%, 9/01/26	9/15 at 100.00	A+	2,116,040
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	349,203
800	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	767,336
3,850	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	4,401,205
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C:
5,410	5.500%, 6/15/20 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	5,858,164
9,250	5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	10,016,270
	New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
3,915	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	4,366,204
7,585	6.000%, 1/01/14 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	8,459,171
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	2,646,200
	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
4,000	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	4,197,160
5,130	5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA–	5,382,858
4,535	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB	4,131,884
63,440	Total New Jersey			66,984,059

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.7% (0.5% of Total Investments)
$5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA+	$6,605,380
	New York – 14.1% (9.1% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
2,000	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,079,180
5,000	0.000%, 7/15/44	No Opt. Call	BBB–	658,600
	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A:
1,000	5.250%, 7/01/22	7/14 at 100.00	Aa3	1,053,530
500	5.250%, 7/01/24	7/14 at 100.00	Aa3	522,845
1,025	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	1,151,034
1,995	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/20	7/14 at 100.00	AA–	2,130,281
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,671,125
2,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	2,570,882
6,915	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	6,296,246
6,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	6,131,640
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
7,000	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	7,552,230
5,000	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A–	5,347,900
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	4,848,350
3,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	3,997,968
5,780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	5,925,194
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	775,418
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 – FGIC Insured	11/12 at 100.00	A	3,106,290
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Jewish Appeal – Federation of Jewish Philanthropies of New York Inc., Series 2004A:
2,185	5.250%, 7/01/20	7/14 at 100.00	Aa1	2,388,445
2,050	5.250%, 7/01/21	7/14 at 100.00	Aa1	2,240,876
2,420	5.250%, 7/01/22	4/14 at 100.00	Aa1	2,643,995
1,370	5.250%, 7/01/24	4/14 at 100.00	Aa1	1,445,309
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,441,781
12,500	New York City, New York, General Obligation Bonds, Fiscal Series 2003D, 5.250%, 10/15/22 (UB)	10/13 at 100.00	AA	13,383,625
95	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23	6/13 at 100.00	AA	100,930
4,905	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+ (4)	5,303,335
7,960	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	8,593,775
6,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	6,605,040

Nuveen Investments	29

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
$5,000	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	$5,170,550
1,630	17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,852,397
650	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	1/12 at 100.00	Baa1	609,843
6,460	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	6,834,938
4,750	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fifth Series 2004, 5.000%, 9/15/28 – SYNCORA GTY Insured	3/14 at 101.00	Aa2	4,937,293
1,325	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,389,461
124,950	Total New York			126,760,306
	North Carolina – 1.6% (1.0% of Total Investments)
	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G:
5,785	5.250%, 6/01/22 (UB)	6/13 at 100.00	AA+	6,161,893
3,475	5.250%, 6/01/23 (UB)	6/13 at 100.00	AA+	3,687,983
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.799%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	2,904,635
1,050	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,073,321
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%,8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	780,190
14,160	Total North Carolina			14,608,022
	Ohio – 1.5% (1.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
250	5.125%, 6/01/24	6/17 at 100.00	BB–	192,628
2,850	5.875%, 6/01/30	6/17 at 100.00	BB–	2,154,828
2,745	5.750%, 6/01/34	6/17 at 100.00	BB–	1,992,211
6,285	5.875%, 6/01/47	6/17 at 100.00	BB–	4,464,738
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A	1,058,110
495	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/20	6/13 at 100.00	Aa1	526,215
2,225	Ohio State University, General Receipts Bonds, Series 2003B, 5.250%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (4)	2,396,169
665	Richland County, Ohio, Hospital Facilities Revenue Refunding Bonds, MedCentral Health System Obligated Group, Series 2000A, 6.125%, 11/15/16	11/12 at 100.00	A–	670,074
16,515	Total Ohio			13,454,973
	Oklahoma – 2.6% (1.7% of Total Investments)
1,050	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	912,471
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,837,225
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
6,840	5.000%, 2/15/37	2/17 at 100.00	A	6,920,233
1,335	5.000%, 2/15/42	2/17 at 100.00	A	1,346,935
10,035	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	10,186,027

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$143	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.415%, 6/15/30 (IF)	12/16 at 100.00	AA+	$146,912
22,903	Total Oklahoma			23,349,803
	Oregon – 0.4% (0.3% of Total Investments)
1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/24 – AGM Insured	5/15 at 100.00	AA+	1,117,844
2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,822,100
3,560	Total Oregon			3,939,944
	Pennsylvania – 5.7% (3.7% of Total Investments)
4,530	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	4,665,855
980	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	817,457
	Lancaster Higher Education Authority, Pennsylvania, Revenue Bonds, Franklin and Marshall College, Series 2003C:
1,340	5.250%, 4/15/15	4/13 at 100.00	AA–	1,412,146
1,960	5.250%, 4/15/17	4/13 at 100.00	AA–	2,064,899
1,670	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,726,363
1,025	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	1,039,463
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,091,120
5,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	Aa3	4,303,740
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	2,772,683
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
4,505	5.000%, 9/01/21 – AGM Insured	9/14 at 100.00	AA+	4,696,463
4,735	5.000%, 9/01/22 – AGM Insured	9/14 at 100.00	AA+	4,895,280
7,570	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Mortgage Revenue Bonds, Cricket Court Apartments, Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)	4/12 at 100.00	N/R	7,023,219
14,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.250%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	15,077,020
51,190	Total Pennsylvania			51,585,708
	Puerto Rico – 0.3% (0.2% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	2,570,800
	Rhode Island – 0.5% (0.3% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,020	6.125%, 6/01/32	6/12 at 100.00	BBB	1,020,449
3,800	6.250%, 6/01/42	6/12 at 100.00	BBB	3,486,690
4,820	Total Rhode Island			4,507,139

Nuveen Investments	31

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 4.8% (3.1% of Total Investments)
$8,610	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/24	12/14 at 100.00	AA–	$9,293,892
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
5,090	5.250%, 12/01/18 (UB)	12/13 at 100.00	AA	5,463,911
3,595	5.250%, 12/01/20 (UB)	12/13 at 100.00	AA	3,843,091
1,865	5.250%, 12/01/21 (UB)	12/13 at 100.00	AA	1,993,704
	Lexington County Health Service District, South Carolina, Hospital Revenue Bonds, Series 2004:
1,805	6.000%, 5/01/19 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,041,906
2,400	5.500%, 5/01/24 (Pre-refunded 5/01/14)	5/14 at 100.00	AA– (4)	2,685,312
	South Carolina JOBS-Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
13,345	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	14,711,261
1,655	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,824,439
875	South Carolina JOBS-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	959,998
39,240	Total South Carolina			42,817,514
	Tennessee – 1.6% (1.0% of Total Investments)
6,400	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	6,276,736
6,100	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/40	1/17 at 31.69	A–	1,112,091
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	5,348,500
410	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	386,913
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,300	5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R	96,330
3,000	5.500%, 11/01/46 (6), (7)	11/17 at 100.00	N/R	222,300
495	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	503,638
22,705	Total Tennessee			13,946,508
	Texas – 14.8% (9.6% of Total Investments)
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/12 at 100.00	CCC+	2,659,500
8,840	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	8,954,478
2,150	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	527,460
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,575,150
3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	3,446,924
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,622,575
3,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,600,940
4,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	3,346,160

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	$5,419,050
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	4,261,560
13,975	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,286,922
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
2,000	5.250%, 8/15/21	No Opt. Call	BBB–	2,042,600
2,800	5.125%, 8/15/26	No Opt. Call	BBB–	2,720,620
4,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	3,816,920
1,505	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/23 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A (4)	1,617,830
	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003:
245	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	263,328
125	5.250%, 5/15/24 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A1 (4)	133,390
3,030	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.250%, 5/15/24 – AMBAC Insured	5/13 at 100.00	A1	3,180,137
5,650	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	5,825,207
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,070	0.000%, 9/01/43	9/31 at 100.00	AA	1,146,345
8,470	0.000%, 9/01/45	9/31 at 100.00	AA	5,188,976
11,000	Pearland Independent School District, Brazoria County, Texas, General Obligation Bonds, Tender Option Bond Trust 1124, 7.436%, 8/15/26 (IF)	2/17 at 100.00	AAA	11,342,650
2,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	471,540
12,130	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	12,221,582
7,255	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32	12/11 at 104.00	Aaa	7,627,762
5,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.250%, 3/01/17 – AGM Insured	3/13 at 100.00	AAA	5,296,650
2,985	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.792%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,235,118
25,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	BBB+	12,150,500
2,200	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15)	7/15 at 100.00	Aaa	2,519,880
152,310	Total Texas			133,501,754
	Virginia – 1.1% (0.7% of Total Investments)
5,000	Metropolitan Washington D.C. Airports Authority, Virgina, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,285,250
4,585	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Mayfair Apartments I and II, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 100.00	N/R	4,542,222
9,585	Total Virginia			9,827,472

Nuveen Investments	33

Nuveen Premium Income Municipal Fund, Inc. (continued)
NPI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.1% (2.6% of Total Investments)
$2,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aa1	$2,585,600
3,125	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/20 – NPFG Insured	6/14 at 100.00	A1	3,335,000
5,000	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.250%, 12/01/26 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA (4)	5,021,150
3,955	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	3,746,809
4,750	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	11/11 at 100.00	A2	4,753,610
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
1,705	6.500%, 6/01/26	6/13 at 100.00	A3	1,734,036
2,715	6.625%, 6/01/32	6/13 at 100.00	Baa1	2,749,073
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	4,000,428
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	8,710,052
41,280	Total Washington			36,635,758
	Wisconsin – 3.8% (2.5% of Total Investments)
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
665	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	687,404
300	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	310,542
	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	1,081,540
750	5.125%, 8/01/23 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3 (4)	811,155
1,415	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	1,463,959
9,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	4/13 at 100.00	BBB+	9,187,830
1,635	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16	1/12 at 100.00	BBB	1,638,859
790	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	717,865
6,025	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,615,028
4,995	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	4,634,511
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	BBB+	1,834,520
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.250%, 8/15/25	8/13 at 100.00	BBB+	1,935,800
	Wisconsin State, General Obligation Bonds, Series 2004-3:
175	5.250%, 5/01/19 – FGIC Insured	5/14 at 100.00	AA	193,156
1,265	5.250%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA	1,385,058
1,545	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/19 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	1,719,119
33,560	Total Wisconsin			34,216,346

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.4% (0.2% of Total Investments)
$3,400	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	$3,339,406
$1,516,448	Total Long-Term Investments (cost $1,357,336,394) – 152.5%			1,373,975,496
	Short-Term Investments – 2.0% (1.3% of Total Investments)
	Illinois – 0.6% (0.4% of Total Investments)
5,600	Central Lake County Joint Action Water Agency, Illinois, Water Revenue Bonds, Tender Option Bond Trust B18, Variable Rate Demand Obligations, 0.130%, 5/01/20 – AMBAC Insured (8)	No Opt. Call	N/R	5,600,000
	Pennsylvania – 0.6% (0.4% of Total Investments)
4,980	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Tender Option Bond Trust 2028, Variable Rate Demand Obligations, 0.170%, 8/01/28 – AMBAC Insured (8)	No Opt. Call	N/R	4,980,000
	Texas – 0.8% (0.5% of Total Investments)
7,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Tender Option Bond Trust 2043, Variable Rate Demand Obligations, 0.130%, 4/01/29 (8)	No Opt. Call	F-1+	7,000,000
$17,580	Total Short-Term Investments (cost $17,580,000)			17,580,000
	Total Investments (cost $1,374,916,394) – 154.5%			1,391,555,496
	Floating Rate Obligations – (12.4)%			(111,979,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (44.7)% (9)			(402,400,000)
	Other Assets Less Liabilities – 2.6%			23,284,110
	Net Assets Applicable to Common Shares – 100%			$900,460,606

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.9%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Premium Income Municipal Fund 2, Inc.
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.2% (2.1% of Total Investments)
$6,995	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	$7,114,684
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,500	5.250%, 11/15/20	11/15 at 100.00	Baa2	3,497,410
1,000	5.000%, 11/15/30	11/15 at 100.00	Baa2	864,940
12,000	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/39 – AMBAC Insured (UB)	1/17 at 100.00	AA+	11,672,760
1,960	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,935,010
1,690	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,915,057
6,255	University of South Alabama, Student Tuition Revenue Bonds, Series 2004, 5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	Aa3	6,697,291
33,400	Total Alabama			33,697,152
	Arizona – 0.4% (0.2% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB	196,632
265	5.250%, 12/01/25	12/15 at 100.00	BBB	256,009
800	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–	818,760
2,750	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,494,168
4,015	Total Arizona			3,765,569
	Arkansas – 0.1% (0.1% of Total Investments)
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/25	2/15 at 100.00	Baa1	1,015,220
	California – 13.6% (8.8% of Total Investments)
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,155,960
5,500	5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	5,697,285
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	1,676,097
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	2,814,419
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	3,381,136
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	No Opt. Call	Aa3	3,409,520
3,740	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	3,750,061
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	2,679,158
2,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,463,100
2,055	California Infrastructure Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/21	10/14 at 100.00	AA+	2,185,945
7,440	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/25	2/14 at 100.00	A1	7,765,500
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	22,302,600
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	806,830

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.584%, 5/15/14 (IF)	No Opt. Call	AA–	$6,389,640
1,935	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	Aa3	2,158,725
565	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	634,314
4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	4,622,520
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A	2,003,246
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 – AMBAC Insured	10/15 at 100.00	A	2,515,775
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	23,514,300
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,322,883
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BB+	723,480
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	4,350,231
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	10,529,000
	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,420	5.000%, 9/01/25	9/15 at 102.00	N/R	1,320,501
435	5.100%, 9/01/30	9/15 at 102.00	N/R	387,990
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	245,230
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	261,300
2,220	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City	9/14 at 100.00	A	2,259,183
	Project, Series 2004A, 5.000%, 9/01/20 – SYNCORA GTY Insured San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,595	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	825,400
32,400	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	4,968,216
6,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+	6,046,800
3,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	3,017,220
181,960	Total California			141,183,565
	Colorado – 1.2% (0.8% of Total Investments)
1,700	Centennial Water and Sanitation District, Colorado, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	AA+	1,857,879
	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
1,745	5.250%, 6/01/23	6/16 at 100.00	A–	1,792,778
475	5.000%, 6/01/29	6/16 at 100.00	A–	453,321
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	401,884
145	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	154,773
6,925	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 5.125%, 12/01/25 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	6,626,602
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	669,098

Nuveen Investments	37

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$400	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	$407,556
12,420	Total Colorado			12,363,891
	Connecticut – 0.5% (0.3% of Total Investments)
5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/21 – FGIC Insured	1/14 at 100.00	AA	5,387,750
	Delaware – 0.1% (0.1% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA	1,039,710
	District of Columbia – 0.1% (0.1% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,367,360
	Florida – 40.9% (26.6% of Total Investments)
1,055	Bay County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	N/R	1,068,578
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	N/R	1,529,269
1,130	Bradford County Health Facility Authority, Florida, Revenue Refunding Bonds, Santa Fe Healthcare Inc., Series 1993, 6.050%, 11/15/16 (ETM)	No Opt. Call	AA+ (4)	1,280,109
2,500	Broward County Educational Facilities Authority, Florida, Revenue Bonds, Nova Southeastern University, Series 2004B, 5.625%, 4/01/34	4/14 at 100.00	BBB	2,502,925
820	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	820,787
145	Broward County Housing Finance Authority, Florida, Single Family Mortgage Revenue Refunding Bonds, Series 2000B, 0.000%, 4/01/29 (Alternative Minimum Tax)	1/12 at 30.58	Aaa	46,921
1,870	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/20 – AGM Insured	7/14 at 100.00	AA+	1,953,757
	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1:
2,225	5.250%, 10/01/21 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 101.00	A+	2,249,208
8,900	5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 101.00	A+	8,933,909
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	2,243,783
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34	10/18 at 100.00	AA	2,150,320
650	Cape Coral, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	A1	651,794
1,500	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	8/13 at 100.00	Ba2	1,292,145
750	City of Gainesville, Florida, Utilities System Revenue Bonds, Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)	10/13 at 100.00	AA (4)	818,400
3,010	Cocoa, Florida, Water and Sewerage System Revenue Refunding Bonds, Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA–	3,492,563
2,815	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	2,944,969
1,290	Escambia County, Florida, Tourist Development Revenue Refunding Bonds, Series 2002, 5.000%, 10/01/18 – NPFG Insured	10/12 at 100.00	A1	1,332,377
4,230	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	4,317,942
70	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	75,837
550	Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 1997-2, 5.900%, 7/01/29 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	556,402
5,790	Florida Housing Finance Corporation, FNMA Revenue Bonds, Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33 (Alternative Minimum Tax)	4/12 at 101.00	Aaa	5,790,000

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$905	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative Minimum Tax)	1/16 at 100.00	AA+	$885,497
3,170	Florida Housing Finance Corporation, Housing Revenue Refunding Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0, 5.300%, 12/01/28	11/11 at 100.00	AA	3,172,029
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A–	481,166
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A–	687,039
1,685	Florida Municipal Loan Council, Revenue Bonds, Series 2003A, 5.000%, 5/01/22 – NPFG Insured	5/13 at 100.00	A–	1,714,336
13,925	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 – NPFG Insured	6/12 at 101.00	AAA	14,397,197
185	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002F, 5.000%, 6/01/22 (Pre-refunded 6/01/12) – NPFG Insured	6/12 at 101.00	AAA	191,923
14,985	Florida State Board of Education, State University System Revenue Bonds, Series 2006A, 5.000%, 7/01/30 – FGIC Insured (UB)	7/15 at 101.00	AA	15,685,399
5,980	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	6,316,315
2,580	Florida State Education System, Housing Facility Revenue Bonds, Florida International University, Series 2004A, 5.000%, 7/01/14 – NPFG Insured	No Opt. Call	Baa1	2,741,534
4,000	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003C, 5.000%, 7/01/33	7/13 at 101.00	AA–	4,084,280
1,500	Florida State Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,644,630
2,345	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	Aa3	2,550,281
8,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	8,249,200
	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
1,720	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	1,764,273
1,755	5.375%, 6/01/46	6/16 at 100.00	A–	1,670,181
5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB	5,997,200
3,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	3,220,740
2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.250%, 10/01/24	10/13 at 100.00	A3	2,019,380
1,535	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/24 – AMBAC Insured	11/13 at 101.00	AA	1,629,663
2,170	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	2,281,603
1,500	Hollywood, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa2	1,560,615
	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003:
4,990	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	5,315,947
2,090	5.000%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	2,162,105
3,145	Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, Series 2003C, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Aa2	3,333,448
	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002:
2,230	5.000%, 10/01/21 – FGIC Insured	10/12 at 100.00	A+	2,274,243
2,000	5.000%, 10/01/22 – FGIC Insured	10/12 at 100.00	A+	2,037,280
2,750	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/17 – FGIC Insured	10/12 at 100.00	AA+	2,852,135

Nuveen Investments	39

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A:
$3,235	5.000%, 10/01/18 – FGIC Insured	10/13 at 100.00	Aa2	$3,457,309
5,090	5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2	5,431,794
	Lake County School Board, Florida, Certificates of Participation, Series 2004A:
1,190	5.000%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	1,233,935
1,470	5.000%, 7/01/24 – AMBAC Insured	7/14 at 100.00	A	1,505,251
1,065	Lee County Industrial Development Authority, Florida, Utilities Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002, 5.000%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	1,087,312
1,000	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,101,010
3,500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 - NPFG Insured	4/17 at 100.00	A	3,431,820
2,345	Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional Medical Center Project, Series 2002, 5.375%, 7/01/22	7/12 at 100.00	BBB+	2,348,236
3,430	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/12	No Opt. Call	BBB+	3,489,442
5,130	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 10/01/17 – AMBAC Insured	10/13 at 100.00	A1	5,460,372
	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2004A:
2,290	5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	2,517,420
3,305	5.000%, 4/01/22 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	N/R (4)	3,633,220
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B:
2,000	5.250%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	2,143,100
2,000	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	2,122,920
2,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	A3	2,014,560
3,630	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.950%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/12 at 101.00	AA+	3,670,583
1,280	Miami-Dade County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Airis Miami II LLC – Miami International Airport, Series 1999, 6.000%, 10/15/25 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.00	N/R	1,132,736
1,970	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006B, 5.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A1	1,988,636
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	A2	7,502,325
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998C, 5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	A2	4,001,720
5,390	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/18 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,532,296
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A2	5,189,700
4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38	7/18 at 100.00	Aa2	4,290,960
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA+	11,657,758
3,300	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/12 at 100.00	Aa2	3,301,947
1,175	Naples, Florida, Water and Sewer Revenue Bonds, Series 2002, 5.000%, 9/01/14 (Pre-refunded 9/01/12)	9/12 at 100.00	Aa2 (4)	1,221,413
5,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)	11/12 at 101.00	N/R (4)	5,283,100

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Regional Healthcare System, Series 2002:
$3,695	5.750%, 12/01/27 (Pre-refunded 12/01/12)	12/12 at 100.00	AA+ (4)	$3,912,672
1,000	5.750%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	AA+ (4)	1,058,910
2,440	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aa3	2,519,056
	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
1,665	5.125%, 1/01/20 – FGIC Insured	1/13 at 100.00	AA	1,739,958
3,400	5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA	3,543,344
	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Republic Drive-Universal Boulevard – I-4 Interchange Project, Series 2002:
1,495	5.125%, 4/01/20 – AMBAC Insured	4/12 at 100.00	N/R	1,496,002
1,225	5.125%, 4/01/21 – AMBAC Insured	4/12 at 100.00	N/R	1,225,417
4,295	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 100.00	Aa1 (4)	4,490,465
575	Osceola County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, P.M. Wells Charter School Project, Series 2001A, 5.000%, 8/01/23 – NPFG Insured	8/12 at 100.00	Baa1	576,006
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
3,745	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,872,667
2,000	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	2,061,860
	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
1,895	5.500%, 12/01/21	12/11 at 101.00	BBB–	1,886,207
6,470	5.625%, 12/01/31	12/11 at 101.00	BBB–	6,152,388
2,040	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+	2,095,590
1,500	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/14 at 100.00	AA–	1,562,940
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,117,390
6,090	Palm Beach County School Board, Florida, Certificates of Participation, Tender Option Bond Trust 2089, 12.868%, 8/01/14 – AGM Insured (IF)	No Opt. Call	AA–	6,814,223
4,490	Palm Beach County, Florida, Public Improvement Revenue Bonds, Biomedical Research Park Project, Series 2005A, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	AA+	4,692,499
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,380,320
6,545	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, Trust 2622, 11.358%, 10/01/14 (IF)	No Opt. Call	AAA	7,240,341
10,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/31 (UB)	10/16 at 100.00	AAA	10,503,500
2,500	Polk County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/18 – AGM Insured	10/14 at 100.00	AA+	2,693,425
2,060	Polk County, Florida, Utility System Revenue Bonds, Series 2003, 5.250%, 10/01/22 – FGIC Insured	10/13 at 100.00	Aa3	2,194,559
2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,893,520
1,350	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/21 – NPFG Insured	9/13 at 100.00	A+	1,429,745
650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	671,782
3,240	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2004A, 5.000%, 6/01/22 – NPFG Insured	4/14 at 100.00	Aa3	3,368,207
1,635	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	BB	1,367,825
2,750	Saint Johns County, Florida, Transportation Improvement Revenue Bonds, Series 2003, 5.000%, 10/01/23 – AMBAC Insured	10/13 at 100.00	Aa3	2,906,200

Nuveen Investments	41

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,570	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	$4,310,954
1,680	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Baa1	1,849,495
625	Sonoma Bay Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	560,556
10,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 101.00	Aa3 (4)	10,370,100
7,500	South Florida Water Management District, Certificates of Participation, Series 2007, Trust 1036, 9.122%, 10/01/14 – AMBAC Insured (IF)	No Opt. Call	AA	7,797,150
5,000	South Florida Water Management District, Certificates of Participation, Series 2006, 5.000%, 10/01/36 – AMBAC Insured	10/16 at 100.00	AA	5,099,050
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	2,452,889
	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
2,250	5.850%, 8/01/24	8/14 at 101.00	N/R	2,276,145
3,135	5.625%, 8/01/34	8/14 at 101.00	N/R	2,971,196
5,000	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/36 – AMBAC Insured	6/16 at 100.00	A	5,068,200
620	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	656,351
5,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	AA	5,131,100
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34	10/18 at 100.00	AA+	5,282,350
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
1,250	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	Baa1	1,343,613
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	Baa1	2,884,341
2,250	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 – AMBAC Insured	7/15 at 101.00	A–	2,505,398
7,285	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Series 2005, 5.000%, 7/01/16 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 101.00	Aaa	8,414,539
	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2002:
11,815	5.375%, 10/01/14 – AGM Insured	10/12 at 100.00	AA+	12,220,727
8,605	5.375%, 10/01/15 – AGM Insured	10/12 at 100.00	AA+	8,900,496
1,000	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,028,730
410,695	Total Florida			425,312,907
	Georgia – 1.2% (0.8% of Total Investments)
500	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Bonds, Memorial Health University Medical Center Inc., Series 2004A, 5.375%, 1/01/26	1/14 at 100.00	Baa3	418,175
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,048,440
10	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.250%, 11/01/15 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	Aaa	10,951
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
3,405	5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	3,668,138
3,365	5.000%, 11/01/18 – NPFG Insured	11/13 at 100.00	A1	3,593,315
2,235	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	N/R	2,288,685
11,515	Total Georgia			12,027,704

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.5% (0.3% of Total Investments)
$55	Idaho Housing Agency, Senior Lien Single Family Mortgage Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	$55,282
3,035	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	3/12 at 105.00	Aaa	3,201,682
75	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)	1/12 at 100.00	Aa1	75,372
120	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	121,141
185	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	187,666
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
1,000	5.250%, 9/01/30	9/16 at 100.00	BB+	860,880
470	5.250%, 9/01/37	9/16 at 100.00	BB+	388,516
4,940	Total Idaho			4,890,539
	Illinois – 12.9% (8.4% of Total Investments)
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,453,400
3,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA	3,405,468
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 – FGIC Insured	No Opt. Call	Aa3	11,509,786
1,680	Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning Redevelopment Project, Series 1996B, 7.250%, 1/01/14	1/12 at 100.00	N/R	1,683,343
1,765	Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary Drainage and Ship Canal Redevelopment Project, Series 1997A, 7.750%, 1/01/14	1/12 at 100.00	N/R	1,769,236
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	3,327,465
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa1	1,624,542
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	2,804,119
3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,830,715
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,000	5.250%, 11/15/14	5/14 at 100.00	A	2,116,140
4,420	5.250%, 11/15/15	5/14 at 100.00	A	4,640,293
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	340,166
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,112,344
4,480	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+	4,700,998
3,540	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	3,435,181
1,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	1,028,090
3,090	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	3,150,224
3,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	3,458,700
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA+	10,693,900
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+	1,998,520
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	A+	12,693,467
2,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 2/01/18 (Pre-refunded 2/01/12) – FGIC Insured	2/12 at 100.00	A+ (4)	2,026,560

Nuveen Investments	43

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
$3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	Aa3	$2,304,508
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	Aa3	1,102,012
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	AAA	4,882,290
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25	1/16 at 100.00	B–	592,583
1,750	5.250%, 1/01/30	1/16 at 100.00	B–	1,230,285
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	N/R	10,423,892
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	1,965,851
15,595	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	15,953,841
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,000	0.000%, 6/15/26 – NPFG Insured	6/22 at 101.00	AAA	6,414,560
3,385	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,408,120
157,275	Total Illinois			134,080,599
	Indiana – 1.6% (1.1% of Total Investments)
1,000	Ball State University, Indiana, Student Fee Revenue Bonds, Series 2002K, 5.750%, 7/01/20 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	AA– (4)	1,009,280
3,880	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	3,959,967
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37	12/20 at 100.00	AA	2,522,600
	Indiana University, Student Fee Revenue Bonds, Series 2004P:
2,750	5.000%, 8/01/22 – AMBAC Insured	8/14 at 100.00	Aaa	2,962,300
1,600	5.000%, 8/01/24 – AMBAC Insured	8/14 at 100.00	Aaa	1,711,648
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,564,192
1,550	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	265,794
17,580	Total Indiana			16,995,781
	Iowa – 0.6% (0.4% of Total Investments)
8,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	5,868,774
	Kansas – 0.0% (0.0% of Total Investments)
90	Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)	No Opt. Call	Aaa	91,667
	Kentucky – 0.9% (0.6% of Total Investments)
4,300	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	4,532,200
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	Aa3	4,879,650
8,930	Total Kentucky			9,411,850
	Louisiana – 5.0% (3.3% of Total Investments)
10	Bossier Public Trust Financing Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28	2/12 at 100.00	AA+	10,013
4,350	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	4,424,255

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$4,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	$3,987,480
2,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,591,109
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	6,217,935
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	3,158,010
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
14,550	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	14,788,475
5,920	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,848,486
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
80	5.500%, 5/15/30	11/11 at 101.00	A1	80,103
11,240	5.875%, 5/15/39	11/11 at 101.00	A–	11,247,418
51,600	Total Louisiana			52,353,284
	Maryland – 0.5% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,729,582
1,205	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA+	1,215,002
1,390	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.250%, 7/01/19 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (4)	1,551,490
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,045,260
5,460	Total Maryland			5,541,334
	Massachusetts – 5.6% (3.7% of Total Investments)
8,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	8,447,481
1,005	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,033,421
1,005	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	974,388
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34	10/14 at 100.00	BBB	1,000,740
9,175	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 5.700%, 10/01/25 – RAAI Insured	10/13 at 100.00	BBB+	9,163,990
1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,472,310
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H:
105	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	107,702
2,645	5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R (4)	2,713,056
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	929,736
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
2,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,465,888
4,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,383,800
3,795	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	3,812,040
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
11,400	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	12,024,264
1,850	5.250%, 1/01/21 (Pre-refunded 1/01/13) – AGM Insured	1/13 at 100.00	AA+ (4)	1,951,306

Nuveen Investments	45

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	$8,219,694
56,805	Total Massachusetts			58,699,816
	Michigan – 4.8% (3.2% of Total Investments)
7,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	7,240,940
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	5,226,112
7,955	0.000%, 12/01/22	No Opt. Call	AAA	5,118,645
8,260	0.000%, 12/01/23	No Opt. Call	AAA	5,034,966
8,575	0.000%, 12/01/24	No Opt. Call	AAA	4,914,676
1,200	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35	7/15 at 100.00	BB+	1,121,028
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	9,977,100
6,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	6,349,978
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	324,195
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,245,556
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	310,689
3,270	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/22	5/13 at 100.00	Aa2	3,430,394
61,960	Total Michigan			50,294,279
	Minnesota – 1.5% (1.0% of Total Investments)
8,165	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	8,411,910
	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds,HealthPartners Inc., Series 2003:
1,000	6.000%, 12/01/18	12/13 at 100.00	A3	1,072,030
1,050	5.875%, 12/01/29	12/13 at 100.00	A3	1,071,662
205	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/12 at 100.00	AA+	205,900
635	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)	1/12 at 100.00	AA+	650,983
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,074,620
1,620	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	1,820,248
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	1,004,580
14,675	Total Minnesota			15,311,933
	Mississippi – 0.4% (0.2% of Total Investments)
3,675	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,786,720
	Missouri – 1.8% (1.2% of Total Investments)
2,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.250%, 2/01/24	2/14 at 100.00	N/R	1,996,440
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	202,510
2,885	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,929,516
9,000	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	9/12 at 100.00	A+	9,281,160

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
$780	6.000%, 6/01/20	No Opt. Call	A	$866,736
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,534,120
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24	5/13 at 100.00	AA	1,044,710
1,200	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.125%, 2/15/18	2/14 at 100.00	BBB+	1,245,720
18,590	Total Missouri			19,100,912
	Nebraska – 0.8% (0.5% of Total Investments)
1,470	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A, 5.250%, 4/01/23 – AGM Insured	4/13 at 100.00	AA+	1,540,281
5,130	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	5,337,149
1,050	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.838%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,648,700
7,650	Total Nebraska			8,526,130
	Nevada – 6.1% (4.0% of Total Investments)
10,410	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	10,751,552
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,736,200
	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,737,536
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	3,898,668
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	4,068,102
	Clark County, Nevada, General Obligation Transportation Bonds, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,327,319
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,466,675
5,795	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA–	6,087,705
4,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	4,084,600
1,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	230,000
10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	10,248,300
61,375	Total Nevada			63,636,657
	New Jersey – 5.5% (3.6% of Total Investments)
5,480	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 – AGM Insured	12/13 at 100.00	Aa2	5,749,726
135	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	148,176
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	A+	1,416,862
1,000	5.250%, 9/01/26	9/15 at 100.00	A+	1,058,020
520	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	498,768
3,675	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	3,675,625
17,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	4,603,357
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	3,915,357

Nuveen Investments	47

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,400	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	$3,681,656
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	5,567,500
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	4,233,920
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/24 – AGM Insured	1/15 at 100.00	AA+	3,167,280
5,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	5,208,900
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,555	5.000%, 6/01/29	6/17 at 100.00	BBB–	7,949,604
5,185	4.750%, 6/01/34	6/17 at 100.00	BB+	3,484,683
2,690	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa3	2,690,699
71,690	Total New Jersey			57,050,133
	New York – 7.2% (4.7% of Total Investments)
5,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	BBB	5,356,150
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,603,320
1,250	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	A	1,285,950
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	2,227,722
5,025	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,575,363
2,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	2,496,900
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,312,877
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003B:
6,875	5.000%, 8/01/23 (UB)	8/13 at 100.00	AAA	7,295,681
7,260	5.000%, 8/01/24 (UB)	8/13 at 100.00	AAA	7,704,239
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	2,681,000
35	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	No Opt. Call	AA	35,136
2,150	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	2,314,518
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	5,398,100
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,403,360
	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
2,475	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	2,559,422
1,235	17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,403,503
	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C:
6,000	5.250%, 6/01/20	6/13 at 100.00	A+	6,328,920
5,100	5.250%, 6/01/21	6/13 at 100.00	A+	5,389,170
2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	6/13 at 100.00	AA–	2,134,140
1,060	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	1,111,569
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	6,663,125
71,490	Total New York			75,280,165

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.9% (0.6% of Total Investments)
$1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.799%, 7/15/32 (IF) (6)	1/18 at 100.00	AA–	$1,809,027
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,029,720
1,895	Durham Urban Redevelopment Authority, North Carolina, FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)	2/12 at 101.00	AA+	1,916,186
	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
1,250	5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,370,363
2,445	5.000%, 2/01/22 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,680,429
8,365	Total North Carolina			8,805,725
	Ohio – 2.9% (1.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,075	5.125%, 6/01/24	6/17 at 100.00	BB–	828,298
900	5.875%, 6/01/30	6/17 at 100.00	BB–	680,472
845	5.750%, 6/01/34	6/17 at 100.00	BB–	613,267
1,965	5.875%, 6/01/47	6/17 at 100.00	BB–	1,395,897
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	3,406,950
	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2003C:
2,330	5.250%, 5/15/17 – NPFG Insured	5/13 at 100.00	AA	2,462,274
4,105	5.250%, 5/15/18 – NPFG Insured	5/13 at 100.00	AA	4,320,841
4,495	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA	4,521,341
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A	10,173,000
2,000	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Courtyards of Kettering, Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	2,000,500
30,715	Total Ohio			30,402,840
	Oklahoma – 2.0% (1.3% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	651,765
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,690	5.000%, 2/15/37	2/17 at 100.00	A	2,721,554
1,020	5.000%, 2/15/42	2/17 at 100.00	A	1,029,119
10,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	10,009,500
1,090	Oklahoma State Student Loan Authority, Senior Lien Revenue Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative Minimum Tax)	12/11 at 102.00	AAA	1,096,486
5,460	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,542,174
99	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.415%, 6/15/30 (IF)	12/16 at 100.00	AA+	101,709
21,109	Total Oklahoma			21,152,307
	Oregon – 0.8% (0.5% of Total Investments)
7,860	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.500%, 10/01/21 (UB)	10/14 at 100.00	AA	8,646,786
	Pennsylvania – 2.7% (1.7% of Total Investments)
3,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,752,840
1,500	Annville-Cleona School District, Lebanon County, Pennsylvania, General Obligation Bonds, Series 2005, 6.000%, 3/01/28 – AGM Insured	3/15 at 100.00	Aa3	1,610,340

Nuveen Investments	49

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	$417,070
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A2	1,109,756
50	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	N/R	54,320
845	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	856,923
5,850	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA+	5,851,112
1,000	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Aa1	1,091,120
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	11,733,750
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,109,073
30,345	Total Pennsylvania			27,586,304
	Puerto Rico – 1.0% (0.7% of Total Investments)
8,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	6,267,100
5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	4,174,000
13,750	Total Puerto Rico			10,441,100
	Rhode Island – 1.6% (1.0% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
5,305	6.000%, 6/01/23	6/12 at 100.00	Baa1	5,315,822
6,425	6.125%, 6/01/32	6/12 at 100.00	BBB	6,427,827
5,110	6.250%, 6/01/42	6/12 at 100.00	BBB	4,688,681
16,840	Total Rhode Island			16,432,330
	South Carolina – 5.5% (3.6% of Total Investments)
9,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	9,341,280
15,445	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	16,529,702
2,500	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 5/01/25 – AMBAC Insured	5/13 at 100.00	AA–	2,531,500
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 4.000%, 1/01/23 – NPFG Insured	1/12 at 100.00	A–	7,602,052
1,250	South Carolina JOBS-Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	1,319,125
4,750	South Carolina JOBS-Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	4,750,333
	South Carolina JOBS-Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
1,335	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	1,483,158
165	6.875%, 8/01/27 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	183,312
4,450	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	4,905,591
550	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	606,309
8,100	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 – AMBAC Insured	10/12 at 100.00	A1	8,158,482
55,145	Total South Carolina			57,410,844

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.3% (0.2% of Total Investments)
$3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	$3,138,368
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (5), (7)	11/17 at 100.00	N/R	59,280
1,000	5.500%, 11/01/46 (5), (7)	11/17 at 100.00	N/R	74,100
5,000	Total Tennessee			3,271,748
	Texas – 8.5% (5.5% of Total Investments)
5,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,885,240
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	1,330,389
10,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/12 at 101.00	BBB	10,198,900
1,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	1,034,560
5,240	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	5,343,752
3,345	Fort Worth, Texas, Water and Sewerage Revenue Bonds, Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)	2/12 at 100.00	Aa1 (4)	3,397,517
5,000	Gulf Coast Industrial Development Authority, Texas, Waste Disposal Revenue Bonds, Valero Refining and Marketing Company Project, Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)	12/11 at 100.00	BBB	4,844,550
	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.000%, 12/01/20	12/14 at 100.00	A+	1,030,700
1,000	5.000%, 12/01/21	12/14 at 100.00	A+	1,026,860
2,500	5.125%, 12/01/22	12/14 at 100.00	A+	2,561,050
2,925	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1	2,737,742
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,335,240
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,392,340
10,850	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	4,967,564
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	No Opt. Call	BBB–	817,040
1,250	5.125%, 8/15/26	No Opt. Call	BBB–	1,214,563
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,862,690
3,100	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,196,131
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
1,880	0.000%, 9/01/43	9/31 at 100.00	AA	1,041,125
7,990	0.000%, 9/01/45	9/31 at 100.00	AA	4,894,914
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	235,770
2,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	No Opt. Call	AA–	2,599,275
7,100	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,153,605
3,755	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.792%, 4/01/28 (IF)	4/17 at 100.00	Aaa	5,327,594

Nuveen Investments	51

Nuveen Premium Income Municipal Fund 2, Inc. (continued)
NPM	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,900	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2001C-1, 5.200%, 12/01/21 (Alternative Minimum Tax) (UB)	12/11 at 101.00	Aaa	$3,952,806
100,055	Total Texas			88,381,917
	Utah – 0.6% (0.4% of Total Investments)
6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,430,468
20	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	20,012
6,355	Total Utah			6,450,480
	Virgin Islands – 0.1% (0.0% of Total Investments)
900	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	727,695
	Washington – 6.9% (4.5% of Total Investments)
15,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	15,046,050
6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aa1	6,205,440
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	Aa1	5,391,300
10,080	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2002, 5.500%, 12/01/16 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AA+ (4)	10,390,363
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,692,100
6,965	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.250%, 9/01/22 – FGIC Insured	9/12 at 100.00	A1	7,164,478
2,820	Skagit County Public Hospital District 1, Washington, General Obligation Bonds, Series 2004A, 5.375%, 12/01/19 – NPFG Insured	12/14 at 100.00	A1	3,031,021
2,500	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.125%, 12/01/22 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA (4)	2,510,300
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	5,206,550
3,410	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,458,456
3,955	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	3,746,809
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	822,420
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
3,275	6.500%, 6/01/26	6/13 at 100.00	A3	3,330,773
2,395	6.625%, 6/01/32	6/13 at 100.00	Baa1	2,425,057
69,900	Total Washington			71,421,117
	West Virginia – 0.3% (0.2% of Total Investments)
2,355	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	2,555,269
	Wisconsin – 2.2% (1.4% of Total Investments)
7,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	1/12 at 100.00	A3	7,191,582
5	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/29	1/12 at 100.00	BBB+	5,002
1,135	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	1,147,133
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	286,237

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	$1,009,200
2,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 – NPFG Insured	2/12 at 100.00	Baa1	2,834,045
4,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34	8/16 at 100.00	BBB+	4,155,183
5,300	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,746,255
22,305	Total Wisconsin			22,374,637
	Wyoming – 0.2% (0.1% of Total Investments)
2,250	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	2,209,899
$1,677,474	Total Investments (cost $1,541,071,456) – 153.5%			1,596,352,399
	Floating Rate Obligations – (9.9)%			(102,434,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.1)% (8)			(489,500,000)
	Other Assets Less Liabilities – 3.5%			35,304,431
	Net Assets Applicable to Common Shares – 100%			$1,039,722,830

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in inverse floating rate transactions.
(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.7%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	53

Nuveen Premium Income Municipal Fund 4, Inc.
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 4.9% (3.2% of Total Investments)
$5,150	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.750%, 12/01/16	12/11 at 101.00	A1	$5,214,530
11,895	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	1/12 at 100.00	Aaa	11,936,276
5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	AA+	5,085,550
1,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	864,940
1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	987,250
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA+	1,455,510
2,325	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,380,893
27,870	Total Alabama			27,924,949
	Alaska – 0.9% (0.6% of Total Investments)
1,665	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,697,301
3,065	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A+ (4)	3,367,086
4,730	Total Alaska			5,064,387
	Arizona – 1.4% (0.9% of Total Investments)
5,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/31 – NPFG Insured	7/13 at 100.00	A1	4,938,000
3,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	2,720,910
8,000	Total Arizona			7,658,910
	California – 22.9% (14.9% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,539,735
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,736,800
17,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	16,660,170
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,897,600
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,857,196
1,390	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,389,444
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	1,343,000
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,581,540
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A2	4,527,630
19,095	California State, General Obligation Bonds, Series 2005, 5.000%, 6/01/33 – CIFG Insured	6/15 at 100.00	A1	19,215,489
1,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	1,048,590
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB	1,034,069

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BBB	$1,021,902
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	806,830
1,685	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.584%, 5/15/14 (IF)	No Opt. Call	AA–	2,010,559
4,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)	No Opt. Call	Aaa	4,698,549
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,128,440
2,000	Glendale Redevelopment Agency, California, Central Glendale Redevelopment Project, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,038,380
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,097,400
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.750%, 6/01/47	6/17 at 100.00	BB+	2,170,440
610	5.125%, 6/01/47	6/17 at 100.00	BB+	397,232
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	1,396,231
360	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	361,890
540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	527,067
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	AA–	1,806,880
1,000	Mendocino-Lake Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2011, 0.000%, 8/01/31 – AGM Insured	8/26 at 100.00	AA+	806,830
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	3,209,274
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,100,470
1,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3	1,281,538
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,682,550
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,042,920
11,310	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2006A, 4.250%, 7/01/31 – AGM Insured (UB)	7/16 at 100.00	AA+	11,168,286
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	711,962
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
4,430	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	795,761
31,300	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	4,799,542
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.734%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	4,701,360
440	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	460,676
690	South Gate Public Financing Authority, California, Water Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 – FGIC Insured	No Opt. Call	BBB	703,207
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B:
4,005	0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA–	1,648,578
3,900	5.625%, 5/01/41 – AGM Insured	8/21 at 100.00	AA+	4,215,705

Nuveen Investments	55

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	$3,090,000
164,545	Total California			129,711,722
	Colorado – 4.7% (3.0% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,461,875
165	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	4/12 at 104.50	Aa2	168,191
1,200	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	Aa2	1,267,356
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	1,013,580
1,035	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,104,759
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A:
2,940	5.000%, 12/01/20 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,192,105
10,000	5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	10,857,500
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	854,607
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	No Opt. Call	A	985,410
1,765	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+	1,919,879
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,245	6.000%, 1/15/34	7/20 at 100.00	Baa3	1,276,237
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,409,675
24,720	Total Colorado			26,511,174
	Florida – 7.2% (4.7% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,161,275
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	275,850
5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	Aa3	5,035,000
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB	1,164,966
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/18 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	AA–	5,280,250
5,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	5,015,600
1,380	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 5.850%, 7/01/20 – AGM Insured (Alternative Minimum Tax)	1/12 at 101.00	AA+	1,403,350
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	1,901,020
1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	864,560
1,965	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,808,468
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	5,450,309

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	$11,472,780
40,400	Total Florida			40,833,428
	Georgia – 3.8% (2.5% of Total Investments)
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	5,097,884
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA+	1,590,915
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,454,275
5,405	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	6,573,183
6,000	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	5,958,180
19,805	Total Georgia			21,674,437
	Guam – 0.7% (0.4% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	No Opt. Call	Ba2	3,907,560
	Hawaii – 0.9% (0.6% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A3	983,620
2,000	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13	No Opt. Call	Aa1	2,173,260
1,580	Honolulu City and County, Hawaii, General Obligation Refunding and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)	No Opt. Call	Aaa	1,716,875
4,580	Total Hawaii			4,873,755
	Idaho – 0.2% (0.1% of Total Investments)
875	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	No Opt. Call	A1	913,614
	Illinois – 18.6% (12.1% of Total Investments)
1,180	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41 (WI/DD, Settling 11/01/11)	12/21 at 100.00	AA–	1,180,413
4,000	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa3	4,249,040
5,550	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	5,552,109
415	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	417,527
	Cook County School District 99, Cicero, Illinois, General Obligation School Bonds, Series 1997:
1,455	8.500%, 12/01/13 – FGIC Insured	No Opt. Call	N/R	1,654,102
1,685	8.500%, 12/01/15 – FGIC Insured	No Opt. Call	N/R	2,084,328
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	503,690
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	11/12 at 100.00	N/R	500,570
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,020,610
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27	4/21 at 100.00	A–	5,693,141
3,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	2,995,740
1,500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	1,426,215

Nuveen Investments	57

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,515	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.250%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	$2,821,905
3,250	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	3,362,808
500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	555,880
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,777,271
5,565	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,123,417
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB	2,092,200
2,000	7.000%, 8/15/44	8/19 at 100.00	BBB	2,101,180
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	515,790
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,104,460
1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	913,810
4,000	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	4,015,600
3,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	3,084,270
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
3,000	5.500%, 1/01/22	1/13 at 100.00	A–	3,023,490
1,000	5.625%, 1/01/28	1/13 at 100.00	A–	1,000,360
3,855	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 7.000%, 4/01/14	No Opt. Call	Aa2	4,143,585
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	AAA	11,864,488
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
825	6.000%, 2/01/24 – AGM Insured	2/20 at 100.00	Aa3	916,823
1,030	6.000%, 2/01/25 – AGM Insured	2/20 at 100.00	Aa3	1,131,321
1,245	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B, 6.250%, 2/01/21 – AGM Insured	2/20 at 100.00	Aa3	1,435,946
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	7,921,480
4,540	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	4,571,008
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	AAA	6,535,494
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	829,475
2,000	6.250%, 6/01/24	No Opt. Call	A–	2,111,220
2,655	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	3,168,796
131,265	Total Illinois			105,399,562
	Indiana – 4.2% (2.7% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	AA+	1,133,243
2,705	0.000%, 2/01/25	No Opt. Call	AA+	1,477,417
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	2,713,320

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,875	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	2/12 at 100.00	Baa1	$2,882,590
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	1,069,026
1,500	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,453,110
1,885	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	2,073,481
	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A:
4,000	5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,291,320
6,000	5.000%, 6/01/24 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	6,436,980
24,965	Total Indiana			23,530,487
	Iowa – 0.8% (0.5% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	884,380
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB–	1,637,156
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	2,096,200
4,630	Total Iowa			4,617,736
	Kansas – 1.7% (1.1% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3	2,232,680
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,107,600
2,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	2,024,600
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	636,912
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	BBB+	1,783,933
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,789,669
10,330	Total Kansas			9,575,394
	Kentucky – 1.1% (0.7% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	1,044,570
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,351,450
6,000	Total Kentucky			6,396,020
	Louisiana – 5.0% (3.2% of Total Investments)
165	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	164,078
1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,851,413
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,114,156
3,800	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,646,746

Nuveen Investments	59

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$1,480	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	$1,504,257
15,820	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	15,628,894
170	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Residuals 660, 15.865%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	161,786
28,335	Total Louisiana			28,071,330
	Maine – 0.6% (0.4% of Total Investments)
1,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,273,238
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	2,078,860
3,250	Total Maine			3,352,098
	Maryland – 0.6% (0.4% of Total Investments)
1,130	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/12 at 100.00	Aa2	1,132,531
50	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	52,114
2,090	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	2,093,114
3,270	Total Maryland			3,277,759
	Massachusetts – 1.7% (1.1% of Total Investments)
2,805	Massachusetts Development Finance Agency, Revenue Bonds, Curry College, Series 2005A, 5.000%, 3/01/35 – ACA Insured	3/15 at 100.00	BBB	2,604,302
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	855,230
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.375%, 7/01/35	7/15 at 100.00	BB–	821,260
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,906,251
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,480,558
10,170	Total Massachusetts			9,667,601
	Michigan – 6.0% (3.9% of Total Investments)
625	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	646,281
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,946,180
8,915	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 – NPFG Insured	1/12 at 100.00	A+	8,914,287
5,400	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	4,975,560
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+	1,575,195
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,083,150
3,210	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,287,650
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,141,020

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
$365	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	NR (4)	$430,295
1,635	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,662,435
33,650	Total Michigan			33,662,053
	Minnesota – 1.0% (0.6% of Total Investments)
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	906,860
2,875	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	2,604,233
2,315	Washington County Housing & Redevelopment Authority, Minnesota, Hospital Facility Revenue Bonds, Healtheast Project, Series 1998, 5.500%, 11/15/27	1/12 at 100.00	BBB–	2,205,917
6,190	Total Minnesota			5,717,010
	Mississippi – 2.0% (1.3% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	1,005,000
2,975	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,065,440
5,180	Mississippi, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA+	6,379,429
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,073,100
10,155	Total Mississippi			11,522,969
	Missouri – 0.8% (0.5% of Total Investments)
1,450	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BBB+	1,292,893
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	955,120
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,045,610
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24	5/13 at 100.00	AA	1,044,710
4,450	Total Missouri			4,338,333
	Nevada – 2.5% (1.6% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,294,480
7,000	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA–	7,353,570
5,425	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/25 – AMBAC Insured	No Opt. Call	N/R	576,678
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,949,033
18,125	Total Nevada			14,173,761
	New Jersey – 4.0% (2.6% of Total Investments)
500	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	423,745
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	849,654
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,031,020
880	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,038,110
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
300	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	365,589
2,345	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	2,600,628

Nuveen Investments	61

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$7,655	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	$7,900,955
3,995	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	4,396,857
2,710	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	1,821,310
22,220	Total New Jersey			22,427,868
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB	1,506,855
	New York – 3.9% (2.5% of Total Investments)
855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	BBB–	725,639
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,022,003
3,065	6.250%, 7/15/40	No Opt. Call	BBB–	3,195,354
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,705,816
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,055,830
1,250	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	1,376,713
660	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.500%, 6/01/18	6/12 at 100.00	AA–	675,847
1,840	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3 (4)	1,896,433
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	833,677
6,250	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	6,663,125
21,730	Total New York			22,150,437
	North Carolina – 2.5% (1.6% of Total Investments)
750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	766,658
2,445	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/21 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,680,429
10,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A	10,458,700
13,195	Total North Carolina			13,905,787
	North Dakota – 0.4% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	2,415,154
	Ohio – 4.7% (3.1% of Total Investments)
5,370	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB–	4,137,639
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	1,942,220
3,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	2,956,290
8,065	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/12 at 100.00	AA+	8,065,484
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	3,062,526

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	$707,987
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	5,053,887
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	882,872
27,590	Total Ohio			26,808,905
	Oklahoma – 1.0% (0.7% of Total Investments)
5,615	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,699,506
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.415%, 6/15/30 (IF)	12/16 at 100.00	AA+	90,408
5,703	Total Oklahoma			5,789,914
	Pennsylvania – 3.3% (2.2% of Total Investments)
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	834,140
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,031,740
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	599,940
5,490	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	5,491,043
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,622,131
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36	8/20 at 100.00	A2	5,929,224
1,425	6.500%, 8/01/41	8/20 at 100.00	A2	1,620,852
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	BBB+	1,746,837
18,225	Total Pennsylvania			18,875,907
	Puerto Rico – 3.3% (2.1% of Total Investments)
4,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	5,239,581
12,390	Puerto Rico, General Obligation and Public Improvement Refunding Bonds, Series 1997, 6.500%, 7/01/13 – NPFG Insured	No Opt. Call	Baa1	13,349,234
17,200	Total Puerto Rico			18,588,815
	Rhode Island – 2.4% (1.6% of Total Investments)
15,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB+	13,763,250
	South Carolina – 3.8% (2.5% of Total Investments)
4,120	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/23 – NPFG Insured	8/14 at 100.00	Baa1	4,427,723
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991:
5,000	6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A–	6,125,000
5,750	4.000%, 1/01/23 – NPFG Insured	1/12 at 100.00	A–	5,751,553
5,085	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 – NPFG Insured	No Opt. Call	A–	5,346,928
19,955	Total South Carolina			21,651,204

Nuveen Investments	63

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.3% (0.2% of Total Investments)
$1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	$1,781,658
	Tennessee – 0.3% (0.2% of Total Investments)
5,075	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	865,338
680	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	641,709
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
860	5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R	63,726
1,000	5.500%, 11/01/46 (6), (7)	11/17 at 100.00	N/R	74,100
7,615	Total Tennessee			1,644,873
	Texas – 18.4% (11.9% of Total Investments)
3,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (6)	12/12 at 100.00	CCC+	1,595,700
5,440	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,510,448
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,009,510
2,250	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2004B, 5.000%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/14 at 100.00	AA+	2,273,378
4,910	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.875%, 11/01/19 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	4,922,570
6,000	Garland Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Legacy Pointe Apartments, Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)	12/11 at 101.00	N/R	5,949,780
7,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,137,690
28,305	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A2	10,403,786
7,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	9,848,025
33,505	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/39	8/14 at 25.08	AAA	7,315,817
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA+	1,175,999
2,500	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	2,577,525
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	1,085,428
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,190,475
6,000	Raven Hills Higher Education Corporation, Texas, Student Housing Revenue Bonds, Angelo State University – Texan Hall LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) - NPFG Insured	8/12 at 100.00	N/R (4)	6,208,080
3,410	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/12)	12/12 at 100.00	Aaa	3,704,522
1,800	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 – RAAI Insured	10/12 at 100.00	BBB+	1,826,910
5,200	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	5,239,260

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$250	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.441%, 2/15/30 (IF) (5)	2/17 at 100.00	AA–	$257,550
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,957,453
1,505	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	1,590,318
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,732,930
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,157,940
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	538,955
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	856,720
3,395	Texas State, General Obligation Bonds, Series 2008, Trust 3213, 13.792%, 4/01/28 (IF)	4/17 at 100.00	Aaa	4,816,826
1,320	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	BBB+	822,518
8,500	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	1/12 at 100.00	Aaa	9,129,935
144,960	Total Texas			103,836,048
	Utah – 2.1% (1.4% of Total Investments)
4,635	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/11 at 100.00	N/R	4,364,640
3,670	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)	1/12 at 100.00	Aa3 (4)	3,866,162
380	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)	1/12 at 100.00	AA	397,016
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001C:
705	5.500%, 1/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	709,117
345	5.650%, 1/01/21 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	345,297
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	763,304
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,418,316
12,100	Total Utah			11,863,852
	Virgin Islands – 0.5% (0.3% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	256,873
2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,662,677
2,730	Total Virgin Islands			2,919,550
	Virginia – 1.6% (1.0% of Total Investments)
7,185	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.000%, 1/15/35 – AMBAC Insured	1/13 at 100.00	Aa3	7,235,870
1,005	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.000%, 1/15/35 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (4)	1,060,185

Nuveen Investments	65

Nuveen Premium Income Municipal Fund 4, Inc. (continued)
NPT	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	$613,120
9,190	Total Virginia			8,909,175
	Washington – 3.1% (2.0% of Total Investments)
220	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa3 (4)	248,871
5,780	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/34 – FGIC Insured	1/15 at 100.00	AA	5,880,283
1,500	Snohomish County School District 6, Mukilteo, Washington, Unlimited Tax General Obligation and Refunding Bonds, Series 1993, 5.700%, 12/01/12 – FGIC Insured	No Opt. Call	Aa2	1,583,760
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,082,620
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	928,480
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	1,644,840
1,460	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,433,866
3,805	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	3,869,799
17,765	Total Washington			17,672,519
	West Virginia – 0.3% (0.2% of Total Investments)
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,988,162
	Wisconsin – 3.7% (2.4% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	843,199
1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,265,706
7,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%, 2/15/32 – NPFG Insured	2/12 at 101.00	A+	7,149,857
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
5,000	5.250%, 8/15/21	8/16 at 100.00	BBB+	5,109,050
1,000	5.250%, 8/15/34	8/16 at 100.00	BBB+	917,246
5,000	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	5,421,000
20,315	Total Wisconsin			20,706,058
$977,193	Total Investments (cost $848,876,890) – 154.1%			871,582,040
	Floating Rate Obligations – (10.6)%			(59,703,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.4)% (8)			(262,200,000)
	Other Assets Less Liabilities – 2.9%			15,850,066
	Net Assets Applicable to Common Shares – 100%			$565,529,106

66	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions. (6) At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Assets & Liabilities
October 31, 2011

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Assets
Investments, at value (cost $1,374,916,394, $1,541,071,456 and $848,876,890, respectively)	$1,391,555,496		$1,596,352,399		$871,582,040
Cash	5,967,772		12,074,116		161,480
Receivables:
Interest	21,397,589		23,378,528		14,508,242
Investments sold	2,630,000		7,682,645		3,911,741
Deferred offering costs	1,322,070		1,888,453		1,816,893
Other assets	349,370		629,417		387,116
Total assets	1,423,222,297		1,642,005,558		892,367,512
Liabilities
Floating rate obligations	111,979,000		102,434,000		59,703,000
Payables:
Common share dividends	4,224,798		5,071,774		2,843,812
Interest	476,155		—		—
Investments purchased	2,258,784		3,388,176		1,145,992
Offering costs	169,055		98,005		242,356
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	402,400,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		489,500,000		262,200,000
Accrued expenses:
Management fees	719,872		812,003		450,186
Other	534,027		978,770		253,060
Total liabilities	522,761,691		602,282,728		326,838,406
Net assets applicable to Common shares	$900,460,606		$1,039,722,830		$565,529,106
Common shares outstanding	63,911,894		70,692,851		43,281,755
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.09		$14.71		$13.07
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$639,119		$706,929		$432,818
Paid-in surplus	901,780,922		999,193,099		549,707,825
Undistributed (Over-distribution of) net investment income	14,441,047		16,551,624		8,346,415
Accumulated net realized gain (loss)	(33,039,584)		(32,009,765)		(15,663,102)
Net unrealized appreciation (depreciation)	16,639,102		55,280,943		22,705,150
Net assets applicable to Common shares	$900,460,606		$1,039,722,830		$565,529,106
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred Shares (ARPS)	1,000,000		1,000,000		1,000,000
VMTP	Unlimited		—		—
VRDP	—		Unlimited		Unlimited

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2011

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Investment Income	$71,627,911	$82,165,641	$46,865,261
Expenses
Management fees	8,302,461	9,357,961	5,157,509
Auction fees	198,474	313,298	—
Dividend disbursing agent fees	4,959	82,784	—
Shareholders’ servicing agent fees and expenses	113,918	58,028	49,250
Interest expense and amortization of offering costs	5,001,855	1,455,881	1,419,059
Fees on VRDP Shares	—	2,737,529	3,623,820
Custodian’s fees and expenses	216,595	254,543	140,035
Directors’ fees and expenses	38,049	44,645	24,308
Professional fees	175,964	80,217	57,564
Shareholders’ reports – printing and mailing expenses	178,546	150,607	109,825
Stock exchange listing fees	21,633	23,528	14,534
Investor relations expense	95,403	101,305	59,465
Other expenses	76,633	103,575	65,584
Total expenses before custodian fee credit	14,424,490	14,763,901	10,720,953
Custodian fee credit	(31,003)	(17,926)	(9,977)
Net expenses	14,393,487	14,745,975	10,710,976
Net investment income (loss)	57,234,424	67,419,666	36,154,285
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(174,650)	2,383,283	1,087,506
Change in net unrealized appreciation (depreciation) of investments	(21,805,880)	(23,079,569)	(11,019,587)
Net realized and unrealized gain (loss)	(21,980,530)	(20,696,286)	(9,932,081)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(636,204)	(1,137,377)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(636,204)	(1,137,377)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$34,617,690	$45,586,003	$26,222,204

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Changes in Net Assets

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$57,234,424	$63,404,341	$67,419,666	$71,121,056	$36,154,285	$37,819,114
Net realized gain (loss) from investments	(174,650)	80,865	2,383,283	262,957	1,087,506	2,772,683
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—	—	240
Change in net unrealized appreciation (depreciation) of investments	(21,805,880)	41,929,740	(23,079,569)	49,908,999	(11,019,587)	27,449,019
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(636,204)	(1,613,244)	(1,137,377)	(1,960,497)	—	(411,168)
Net increase (decrease) in net assets applicable to Common shares from operations	34,617,690	103,801,702	45,586,003	119,332,515	26,222,204	67,629,888
Distributions to Common Shareholders
From net investment income	(58,668,998)	(56,435,904)	(64,754,653)	(62,218,560)	(36,875,407)	(35,849,021)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(58,668,998)	(56,435,904)	(64,754,653)	(62,218,560)	(36,875,407)	(35,849,021)
Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	383,154	1,421,771	—	—	233,533	355,536
Repurchased and retired	—	—	—	(1,587,980)	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	383,154	1,421,771	—	(1,587,980)	233,533	355,536
Net increase (decrease) in net assets applicable to Common shares	(23,668,154)	48,787,569	(19,168,650)	55,525,975	(10,419,670)	32,136,403
Net assets applicable to Common shares at the beginning of period	924,128,760	875,341,191	1,058,891,480	1,003,365,505	575,948,776	543,812,373
Net assets applicable to Common shares at the end of period	$900,460,606	$924,128,760	$1,039,722,830	$1,058,891,480	$565,529,106	$575,948,776
Undistributed (Over-distribution of) net investment income at the end of period	$14,441,047	$16,148,981	$16,551,624	$15,014,208	$8,346,415	$9,091,690

See accompanying notes to financial statements.

70	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2011

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI )	(NPM )	(NPT )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$34,617,690	$45,586,003	$26,222,204
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(126,514,179)	(132,334,416)	(91,762,234)
Proceeds from sales and maturities of investments	145,427,249	146,425,500	89,169,386
Proceeds from (Purchases of) short-term investments, net	(10,580,000)	—	—
Amortization (Accretion) of premiums and discounts, net	(3,413,267)	(4,408,207)	(2,429,049)
(Increase) Decrease in:
Receivable for interest	153,108	(354,354)	(558,247)
Receivable for investments sold	10,243,350	212,197	(1,459,130)
Other assets	(35,466)	(263,099)	(24,431)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(24,528)	(31,014)	—
Payable for interest	476,155	—	—
Payable for investments purchased	(6,659,027)	(2,515,397)	(5,335,766)
Accrued management fees	(12,574)	(17,045)	29,519
Accrued other expenses	(42,802)	(111,478)	(14,240)
Net realized (gain) loss from investments	174,650	(2,383,283)	(1,087,506)
Change in net unrealized (appreciation) depreciation of investments	21,805,880	23,079,569	11,019,587
Taxes paid on undistributed capital gains	(342)	—	(6,695)
Net cash provided by (used in) operating activities	65,615,897	72,884,976	23,763,398
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,322,070)	(1,888,453)	64,079
Increase (Decrease) in:
Floating rate obligations	(12,315,000)	—	—
Payable for offering costs	169,055	98,005	—
VMTP Shares, at liquidation value	402,400,000	—	—
VRDP Shares, at liquidation value	—	489,500,000	—
ARPS, at liquidation value	(400,650,000)	(487,525,000)	—
Cash distributions paid to Common shareholders	(58,253,801)	(64,409,755)	(36,621,353)
Net cash provided by (used in) financing activities	(69,971,816)	(64,225,203)	(36,557,274)
Net Increase (Decrease) in Cash	(4,355,919)	8,659,773	(12,793,876)
Cash at the beginning of period	10,323,691	3,414,343	12,955,356
Cash at the End of Period	$5,967,772	$12,074,116	$161,480

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $383,154 and $233,533 for Premium Income (NPI) and Premium Income 4 (NPT), respectively.

	Premium	Premium	Premium
	Income	Income 2	Income 4
	(NPI)	(NPM)	(NPT)
Cash paid for interest (excluding amortization of offering costs)	$4,137,770	$1,424,335	$1,354,980

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

				Investment Operations					Less Distributions
				Distributions		Distributions
				from Net		from
				Investment		Capital			Net			Discount
	Beginning			Income to		Gains to			Investment	Capital		from		Ending
	Common	Net	Net	Auction Rate		Auction Rate			Income to	Gains to		Common		Common
	Share	Investment	Realized/	Preferred		Preferred			Common	Common		Shares		Share	Ending
	Net Asset	Income	Unrealized	Share-		Share-			Share-	Share-		Repurchased		Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders	(a)	holders	(a)	Total	holders	holders	Total	and Retired		Value	Value
Premium Income (NPI)
Year Ended 10/31:
2011	$14.47	$.90	$(.35)	$(.01)		$—		$.54	$(.92)	$—	$(.92)	$—		$14.09	$13.56
2010	13.72	.99	.67	(.03)		—		1.63	(.88)	—	(.88)	—		14.47	14.34
2009	11.86	.99	1.70	(.05)		—		2.64	(.78)	—	(.78)	—		13.72	12.77
2008	14.76	.97	(2.88)	(.28)		—		(2.19)	(.71)	—	(.71)	—		11.86	10.93
2007	15.33	.98	(.55)	(.29)		—		.14	(.71)	—	(.71)	—		14.76	13.30

Premium Income 2 (NPM)
Year Ended 10/31:
2011	14.98	.95	(.28)	(.02)		—		.65	(.92)	—	(.92)	—		14.71	14.27
2010	14.17	1.01	.71	(.03)		—		1.69	(.88)	—	(.88)	—	*	14.98	14.54
2009	11.71	.95	2.34	(.05)		—		3.24	(.78)	—	(.78)	—	*	14.17	13.02
2008	14.85	.97	(3.10)	(.29)		(.01)		(2.43)	(.69)	(.02)	(.71)	—	*	11.71	10.28
2007	15.45	.97	(.56)	(.30)		(.01)		.10	(.69)	(.02)	(.71)	.01	*	14.85	13.25

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable			Net	Portfolio
Market	Asset	to Common			Investment	Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss)	Rate

1.37%	4.18%	$900,461	1.66%		6.60%	9%
19.68	12.26	924,129	1.21		7.05	6
24.61	22.89	875,341	1.31		7.79	4
(13.10)	(15.39)	756,782	1.49		6.95	11
(1.02)	.93	941,220	1.56		6.52	14

4.95	4.74	1,039,723	1.48		6.74	8
18.89	12.25	1,058,891	1.16		6.89	7
35.00	28.38	1,003,366	1.36		7.71	9
(17.95)	(16.96)	477,603	1.56		6.93	8
(.81)	.71	605,817	1.62		6.44	12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters help by the Fund, where applicable, each as described in Footnote 1 - General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premium Income (NPI)
Year Ended 10/31:
2011	.58%
2010	.09
2009	.14
2008	.31
2007	.39

Premium Income 2 (NPM)
Year Ended 10/31:
2011	.42%
2010	.07
2009	.16
2008	.34
2007	.43

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions	Distributions
				from Net	from
				Investment	Capital			Net			Discount
	Beginning			Income to	Gains to			Investment	Capital		from	Ending
	Common	Net	Net	Auction Rate	Auction Rate			Income to	Gains to		Common	Common
	Share	Investment	Realized/	Preferred	Preferred			Common	Common		Shares	Share	Ending
	Net Asset	Income	Unrealized	Share-	Share-			Share-	Share-		Repurchased	Net Asset	Market
	Value	(Loss)	Gain (Loss)	holders (a)	holders	(a)	Total	holders	holders	Total	and Retired	Value	Value
Premium Income 4 (NPT)
Year Ended 10/31:
2011	$13.31	$.82	$(.21)	$—	$—		$.61	$(.85)	$—	$(.85)	$—	$13.07	$12.76
2010	12.58	.87	.70	(.01)	—		1.56	(.83)	—	(.83)	—	13.31	13.34
2009	10.59	.91	1.83	(.05)	—		2.69	(.70)	—	(.70)	—	12.58	11.69
2008	13.22	.91	(2.67)	(.28)	—		(2.04)	(.59)	—	(.59)	—	10.59	9.24
2007	13.69	.90	(.45)	(.28)	—		.17	(.64)	—	(.64)	—	13.22	11.77

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Total Returns				Applicable to Common Shares(c)(d)

	Based		Ending
	on		Net
Based	Common		Assets
on	Share Net		Applicable			Net	Portfolio
Market	Asset		to Common			Investment	Turnover
Value (b)	Value	(b)	Shares (000)	Expenses	(e)	Income (Loss)	Rate

2.63%	5.13%		$565,529	1.99%		6.71%	11%
21.76	12.77	*	575,949	1.67		6.76	16
35.01	26.11		543,812	1.33		7.89	6
(17.19)	(15.97)		457,866	1.62		7.19	10
(3.30)	1.25		571,427	1.69		6.68	14

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premium Income 4 (NPT)
Year Ended 10/31:
2011	.94%
2010	.59
2009	.10
2008	.37
2007	.46

*
During the fiscal year ended October 31, 2010, Premium Income 4 (NPT) received payments from the Adviser of $240 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premium Income (NPI)
Year Ended 10/31:
2011	$—	$—	$—	$402,400	$100,000	$323,773	$—	$—	$—
2010	400,650	25,000	82,664	—	—	—	—	—	—
2009	400,650	25,000	79,620	—	—	—	—	—	—
2008	415,450	25,000	70,540	—	—	—	—	—	—
2007	525,000	25,000	69,820	—	—	—	—	—	—

Premium Income 2 (NPM)
Year Ended 10/31:
2011	—	—	—	—	—	—	489,500	100,000	312,405
2010	487,525	25,000	79,299	—	—	—	—	—	—
2009	487,525	25,000	76,452	—	—	—	—	—	—
2008	283,550	25,000	67,109	—	—	—	—	—	—
2007	347,000	25,000	68,647	—	—	—	—	—	—

See accompanying notes to financial statements.

76	Nuveen Investments

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premium Income 4 (NPT)
Year Ended 10/31:
2011	$—	$—	$—	$262,200	$100,000	$315,686
2010	—	—	—	262,200	100,000	319,660
2009	259,050	25,000	77,481	—	—	—
2008	302,200	25,000	62,878	—	—	—
2007	338,400	25,000	67,215	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the

78	Nuveen Investments

custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $2,258,784, $3,388,176 and $1,145,992, respectively.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2010, Premium Income 4 (NPT) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended October 31, 2011, Premium Income (NPI) and Premium Income 2 (NPM) had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Fund on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
ARPS redeemed, at liquidation value	$525,000,000		$596,000,000		$338,400,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Premium Income’s (NPI) and Premium Income 2’s (NPM) Board of Directors breached their fiduciary duties related to the redemption at par of the Funds’ ARPS, had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director, and current and former officers of the Funds. Nuveen and other named defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits with prejudice.

Nuveen Investments	79

Notes to
Financial Statements (continued)

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Variable Rate MuniFund Term Preferred Shares
Premium Income (NPI) has issued and outstanding $4,024 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Premium Income (NPI) issued its VMTP Shares in a privately negotiated offering in February 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem all of the Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on March 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund until March 1, 2012, subject to payment of a premium until February 29, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average liquidation value outstanding and average annualized dividend rate of VMTP Shares for the Fund during the period February 24, 2011 (issuance date of shares) through October 31, 2011 were $402,400,000 and 1.43%, respectively.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Premium Income 2 (NPM) and Premium Income 4 (NPT) issued their VRDP Shares in a privately negotiated offering during May 2011 and March 2010, respectively. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Premium		Premium
	Income 2		Income 4
	(NPM	)	(NPT	)
Series	1		1
Shares Outstanding	4,895		2,622
Maturity	May 1, 2041		March 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

80	Nuveen Investments

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:

	Premium		Premium
	Income 2		Income 4
	(NPM	)	(NPT	)
Average liquidation Value outstanding	$489,500,000		$262,200,000
Annualized dividend rate	0.32%		0.40%

*	For the period May 5, 2011 (issuance date of shares) through October 31, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of “Fees on VRDP Shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Maximum exposure to Recourse Trusts	$4,885,000		$3,715,000		$12,000,000

Nuveen Investments	81

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2011, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Average floating rate obligations outstanding	$116,430,055		$102,434,000		$59,703,000
Average annual interest rate and fees	0.58%		0.63%		0.52%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Premium Income (NPI) in connection with its offering of VMTP Shares ($1,710,000) were recorded as a deferred charge which are being amortized over the life of the shares. Costs incurred by Premium Income 2 (NPM) and Premium Income 4 (NPT) in connection with their offerings of VRDP Shares ($1,920,000 and $1,921,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

82	Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Premium Income (NPI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,373,656,866	$318,630	$1,373,975,496
Short-Term Investments	—	17,580,000	—	17,580,000
Total	$—	$1,391,236,866	$318,630	$1,391,555,496

Premium Income 2 (NPM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,596,219,019	$133,380	$1,596,352,399

Premium Income 4 (NPT)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$871,444,214	$137,826	$871,582,040

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Premium Income (NPI) Level 3 Municipal Bonds	Premium Income 2 (NPM) Level 3 Municipal Bonds	Premium Income 4 (NPT) Level 3 Municipal Bonds
Balance at the beginning of year	$223,779	$686,550	$96,798
Gains (losses):
Net realized gains (losses)	(34,880)	(25,300)	(27,538)
Net change in unrealized appreciation (depreciation)	129,731	(139,448)	68,566
Purchases at cost	—	—	—
Sales at proceeds	—	(122,628)	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	(265,794)	—
Balance at the end of year	$318,630	$133,380	$137,826
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$129,731	$65,005	$68,566

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments	83

Notes to
Financial Statements (continued)

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Premium Income (NPI)		Premium Income 2 (NPM)		Premium Income 4 (NPT)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Common shares:
Issued to shareholders due to reinvestment of distributions	27,784	98,680	—	—	18,014	27,038
Repurchased and retired	—	—	—	(122,900)	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$12.90	—	—
Discount per share repurchased and retired	—	—	—	8.42%	—	—

Preferred Shares
Transactions in ARPS were as follows:

	Premium Income (NPI)				Premium Income 2 (NPM)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	2,900	$72,500,000	—	$—	1,600	$40,000,000	—	$—
Series M2	1,526	38,150,000	—	—	1,379	34,475,000	—	—
Series T	2,900	72,500,000	—	—	2,401	60,025,000	—	—
Series T2	—	—	—	—	2,683	67,075,000	—	—
Series W	2,900	72,500,000	—	—	1,600	40,000,000	—	—
Series TH	2,901	72,525,000	—	—	2,401	60,025,000	—	—
Series TH2	—	—	—	—	1,379	34,475,000	—	—
Series F	2,899	72,475,000	—	—	1,601	40,025,000	—	—
Series F2	—	—	—	—	1,504	37,600,000	—	—
Series F3	—	—	—	—	1,915	47,875,000	—	—
Series F4	—	—	—	—	1,038	25,950,000	—	—
Total	16,026	$400,650,000	—	$—	19,501	$487,525,000	—	$—

	Premium Income 4 (NPT)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	(1,680)	$(42,000,000)
Series T	N/A	N/A	(1,528)	(38,200,000)
Series T2	N/A	N/A	(1,014)	(25,350,000)
Series W	N/A	N/A	(1,283)	(32,075,000)
Series W2	N/A	N/A	(423)	(10,575,000)
Series TH	N/A	N/A	(2,047)	(51,175,000)
Series F	N/A	N/A	(1,374)	(34,350,000)
Series F2	N/A	N/A	(1,013)	(25,325,000)
Total	N/A	N/A	(10,362)	$(259,050,000)

N/A – As of October 31, 2010, the Fund redeemed all of its outstanding ARPS at liquidation value.

84	Nuveen Investments

Transactions for VMTP Shares were as follows:

Premium Income (NPI)
	Year Ended		Year Ended
	10/31/11		10/31/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	4,024	$402,400,000	—	$—

Transactions in VRDP Shares were as follows:

	Premium Income 2 (NPM)				Premium Income 4 (NPT)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	4,895	$489,500,000	—	$—	—	$—	2,622	$262,200,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Premium Income (NPI	)	Premium Income 2 (NPM	)	Premium Income 4 (NPT	)
Purchases	$126,514,179		$132,334,416		$91,762,234
Sales and maturities	145,427,249		146,425,500		89,169,386

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Cost of investments	$1,262,633,317		$1,438,016,103		$788,961,285
Gross unrealized:
Appreciation	$71,153,625		$82,188,596		$40,767,075
Depreciation	(54,291,349)		(26,251,049)		(17,801,132)
Net unrealized appreciation (depreciation) of investments	$16,862,276		$55,937,547		$22,965,943

Permanent differences, primarily due to federal taxes paid, non-deductible offering costs, expiring capital loss carryforwards, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ tax year end, as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT )
Paid-in-surplus	$(4,530,046)		$(31,547)		$(23,680,944)
Undistributed (Over-distribution of) net investment income	362,843		9,780		(24,153)
Accumulated net realized gain (loss)	4,167,203		21,767		23,705,097

Nuveen Investments	85

Notes to
Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Undistributed net tax-exempt income *	$17,607,955		$21,033,809		$10,722,593
Undistributed net ordinary income **	14,288		7,726		21,997
Undistributed net long-term capital gains	—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
2011	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income ***	$62,787,473		$65,953,092		$37,916,463
Distributions from net ordinary income **	—		360,050		—
Distributions from net long-term capital gains ****	—		—		—

	Premium		Premium		Premium
	Income		Income 2		Income 4
2010	(NPI	)	(NPM	)	(NPT	)
Distributions from net tax-exempt income	$57,621,620		$66,446,729		$36,749,122
Distributions from net ordinary income **	—		—		—
Distributions from net long-term capital gains	—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2011, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b) (3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

At October 31, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Expiration:
October 31, 2013	—		—		6,161,830
October 31, 2014	4,614,516		—		806,337
October 31, 2015	—		9,711,914		—
October 31, 2016	11,536,998		18,051,540		7,113,122
October 31, 2017	11,817,772		488,931		—
Total	$27,969,286		$28,252,385		$14,081,289

During the Funds’ tax year ended October 31, 2011, the Funds utilized capital loss carryforwards as follows:

	Premium		Premium		Premium
	Income		Income 2		Income 4
	(NPI	)	(NPM	)	(NPT	)
Utilized capital loss carryforwards	$1,041,192		$2,405,050		$1,137,800

86	Nuveen Investments

During the Funds’ tax year ended October 31, 2011, the following Funds had capital loss carryforwards expire as follows:

	Premium		Premium
	Income		Income 4
	(NPI	)	(NPT	)
Expired capital loss carryforward	$4,143,892		$23,654,803

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

Nuveen Investments	87

Notes to
Financial Statements (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

88	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board

Nuveen Investments	89

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

90	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Nuveen Investments	91

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen Premium Income Municipal Fund, Inc. (the “Premium Income Fund”) and the Nuveen Premium Income Municipal Fund 2, Inc. (the “Premium Income Fund 2”) each had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen Premium Income Municipal Fund 4, Inc. (the

92	Nuveen Investments

“Premium Income Fund 4”) had demonstrated satisfactory performance compared to peers, performing in the second or third quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Premium Income Fund and the Premium Income Fund 4 had higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average, while the Premium Income Fund 2 had net management fees higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	93

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members

94	Nuveen Investments

recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services

Nuveen Investments	95

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

96	Nuveen Investments

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College;member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council,Cleveland Federal Reserve Bank.	241

Nuveen Investments	97

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					241

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

98	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Senior Executive Vice President, Global Structured Products (since 2010),formerly, Executive Vice President (1999-2010) of Nuveen Securities,
					241

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly,Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007)of Bank of NY Mellon; Chartered Financial Analyst.	241

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010)and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

Nuveen Investments	99

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company,LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					241

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010),Assistant Secretary and Assistant General Counsel of Nuveen Securities,LLC; Senior Vice President (since 2011) of Nuveen Asset Management,LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.;Senior Vice President (since 2010), formerly Vice President (2005-2010),and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC,Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					241

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					241

100	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011)of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC;Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)
Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	101

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

102	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	103

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

104	Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 22 funds; and 10-year, 13 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	105

Notes

106	Nuveen Investments

Other Useful Information

Board of Directors
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NPI	—	16,026
NPM	—	19,501
NPT	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-E-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2011	$18,200	$1,500	$0	$1,700

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2010	$50,154	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2011	$1,700	$0	$0	$1,700
October 31, 2010	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	23	$ 12.62 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$195 million
*	Assets are as of October 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2011, the S&P/Investortools Municipal Bond Index was comprised of 57,980 securities with an aggregate current market value of $1,262 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Premium Income Municipal Fund, Inc.	$50,001-$100,000	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2012